                               File Nos. 33-61679

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

     [ ] Pre-Effective Amendment No. ___ [X] Post-Effective Amendment No. 2

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                               [X] Amendment No. 9
                        (Check appropriate box or boxes.)

                              C.M. MULTI-ACCOUNT A
                              --------------------
                           (Exact Name of Registrant)

                           C.M. LIFE INSURANCE COMPANY
                           ---------------------------
                               (Name of Depositor)

                 140 Garden Street, Hartford, Connecticut 06154
                 ----------------------------------------------
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code 1-800-234-5606


                -----------------------------------------------
                      Name and Address of Agent for Service

                            Ann F. Lomeli, Secretary
                           C.M. Life Insurance Company
                                140 Garden Street
                           Hartford, Connecticut 06154


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 1997 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on (date) pursuant to paragraph (a) of the Rule 485

                       STATEMENT PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1993 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1996 was filed on or about February 28, 1997.

                            CROSS REFERENCE TO ITEMS
                              REQUIRED BY FORM N-4


N-4 Item                                          Caption in Prospectus
--------                                          ---------------------
1...............................................  Cover Page

2...............................................  Definitions

3...............................................  Table of Fees and Expenses

4...............................................  Condensed Financial
                                                  Information; Performance
                                                  Measures

5...............................................  C.M. Life, the Separate
                                                  Account and the Funds

6...............................................  Contract Charges;
                                                  Distribution

7...............................................  Miscellaneous Provisions;
                                                  An Explanation of the
                                                  Contracts; Reservation of
                                                  Rights; Contract Owner's
                                                  Voting Rights

8...............................................  The Annuity (Pay-Out)
                                                  Period

9...............................................  The Death Benefit

10..............................................  The Accumulation (Pay-In)
                                                  Period; Distribution

11..............................................  Right to Return Contract;
                                                  Redemption Privilege

12..............................................  Federal Tax Status

13..............................................  None

14..............................................  Additional Information


                                                   Caption in Statement of
                                                   Additional Information
                                                   ----------------------
15..............................................   Cover Page

16..............................................   Table of Contents

17..............................................   General Information

18..............................................   Service Arrangements and
                                                   Distribution

21..............................................   Performance Measures

22..............................................   Contract Value Calculations

23..............................................   Reports of Independent
                                                   Accountants and Financial
                                                   Statements


C.M. MULTI-ACCOUNT A AND C.M. LIFE INSURANCE COMPANY

PROSPECTUS - MAY 1, 1997




INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS WITH FLEXIBLE PURCHASE PAYMENTS (the "Contracts" or "Panorama Premier Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of annuity payments on a fixed and variable basis. The Contracts are designed for use by individuals on a Qualified or Non-Qualified basis. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts.

Purchase Payments for the Contracts will be allocated as specified by the Contract Holder, to the Fixed Account and/or to a separate account designated C.M. Multi-Account A (the "Separate Account") of C.M. Life Insurance Company (the "Company"). The Company may allocate initial Purchase Payments to the Money Market Sub-Account of the Separate Account during the Right to Examine Contract Period. (See Highlights.) The Separate Account invests in shares of Panorama Series Fund, Inc. ("Panorama Fund") and Oppenheimer Variable Account Funds ("Oppenheimer Funds"). The Panorama Fund is a series fund with six (6) of its Portfolios currently available to Owners of Contracts: LifeSpan Diversified Income Portfolio, Total Return Portfolio, LifeSpan Balanced Portfolio, LifeSpan Capital Appreciation Portfolio, Growth Portfolio, and International Equities Portfolio. Oppenheimer Funds is a series fund with two (2) of its Funds currently available: Oppenheimer Money Fund and Oppenheimer Bond Fund.

This Prospectus concisely sets forth the information a prospective investor should know before investing and should be kept for future reference. Additional information about the Contracts is contained in the Statement of Additional Information which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For the Statement of Additional Information, call (800) 234-5606 or write to: Panorama Premier, Annuity Products, H305, P.O. Box 9067, Springfield, Massachusetts 01101.

ANY INQUIRIES CAN BE MADE BY TELEPHONE OR IN WRITING TO C.M. LIFE INSURANCE COMPANY AT ITS ANNUITY SERVICE CENTER, P.O. BOX 419204, KANSAS CITY, MO 64141-6204, (800) 569-6576 OR 301 WEST 11TH STREET, FOURTH FLOOR, KANSAS CITY, MO 64105.

--------------------------------------------------------------------------------

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Contracts is subject to risk that may cause the value of the Contract Owner's investment to fluctuate, and when the contracts are surrendered, the value may be higher or lower than the purchase payment.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents
                                                                            Page
                                                                            ----
Definitions...............................................................     4
Highlights................................................................     6
Table of Fees and Expenses................................................     8
Condensed Financial Information...........................................     9
The Company...............................................................    10
The Separate Account......................................................    10
      Eligible Investments ...............................................    10
      Panorama Series Fund, Inc...........................................    10
      Oppenheimer Variable Account Funds..................................    11
      Voting Rights.......................................................    11
      Substitution of Securities..........................................    11
The Fixed Account.........................................................    11
Charges and Deductions....................................................    12
      Deduction for Mortality and Expense Risk Charge.....................    12
      Deduction for Administrative Charge.................................    12
      Deduction for Annual Contract Maintenance Charge....................    12
      Deduction for Premium and Other Taxes...............................    13
      Deduction for Fund Expenses.........................................    13
      Deduction for Transfer Fee..........................................    13
      Deduction for Contingent Deferred Sales Charge......................    13
      Free Withdrawals....................................................    14
The Contracts.............................................................    14
      Contract Owner......................................................    14
      Joint Contract Owners...............................................    14
      Annuitant...........................................................    14
      Assignment..........................................................    14
Purchase Payments and Contract Value......................................    15
      Purchase Payments...................................................    15
      Allocation of Purchase Payments.....................................    15
      Contract Value......................................................    15
      Accumulation Units..................................................    15
      Accumulation Unit Value.............................................    15
Transfers.................................................................    16
      Transfers During the Accumulation Period............................    16
      Transfers During the Annuity Period.................................    16
      Dollar Cost Averaging...............................................    17
      Rebalancing Program.................................................    17
Withdrawals...............................................................    18
      Systematic Withdrawals..............................................    18
      Suspension or Deferral of Payments..................................    18
      Terminal Illness Benefit............................................    18
Proceeds Payable on Death.................................................    19
      Death of Contract Owner During the Accumulation Period..............    19
      Death Benefit Amount During the Accumulation Period.................    19
      Death Benefit Options During the Accumulation Period................    19
      Death of Contract Owner During the Annuity Period...................    20
      Death of Annuitant..................................................    20
      Payment of Death Benefit............................................    20
      Beneficiary.........................................................    20
      Change of Beneficiary...............................................    20
Annuity Provisions........................................................    20
      Annuity Guidelines..................................................    20

                                                                            Page
                                                                            ----
      Annuity Payments....................................................    21
      Fixed Annuity.......................................................    21
      Variable Annuity....................................................    21
      Annuity Units and Payments..........................................    21
      Annuity Unit Value..................................................    21
      Annuity Options.....................................................    21
Distribution..............................................................    22
Performance Measures......................................................    22
      Standardized Average Annual Total Return............................    22
      Additional Performance Measures.....................................    22
Tax Status................................................................    23
      General.............................................................    23
      Diversification.....................................................    24
      Multiple Contracts..................................................    24
      Tax Treatment of Assignments........................................    24
      Income Tax Withholding..............................................    24
      Tax Treatment of Withdrawals - Non-Qualified Contracts..............    25
      Qualified Plans.....................................................    25
          H.R. 10 Plans...................................................    25
          Individual Retirement Annuities.................................    25
          Corporate Pension and Profit-Sharing Plans......................    26
          Section 457 Deferred Compensation ( "Section 457") Plans........    26
          Tax Treatment of Withdrawals - Qualified Contracts..............    26
      Contracts Owned by Other Than Natural Persons.......................    27
Additional Information....................................................    27

Definitions


Accumulation Period     The period prior to the commencement of Annuity Payments
                        during which Purchase Payments may be made.

Accumulation Unit       A unit of measure used to determine the value of the
                        Contract Owner's interest in a Sub-Account of the Separate Account during the Accumulation Period.

Annuitant               The primary person upon whose life Annuity Payments are
                        to be made. For purposes of applicable Contract provisions, on or after the Annuity Date, reference to the Annuitant also includes any joint Annuitant.

Annuity Date            The date on which Annuity Payments begin.

Annuity Options         Options available for Annuity Payments.

Annuity Payments        The series of payments that will begin on the Annuity
                        Date.

Annuity Period          The period which begins on the Annuity Date and ends
                        with the last Annuity Payment.

Annuity Reserve         The assets which support a variable Annuity Option
                        during the Annuity Period.

Annuity Service Center  The office indicated on the Cover Page of this
                        Prospectus to which notices, requests and Purchase Payments must be sent. All sums payable by the Company under a Contract are payable only at the Annuity Service Center.

Annuity Unit            A unit of measure used to determine the amount of each
                        Variable Annuity Payment after the Annuity Date.

Beneficiary             The person(s) or entity(ies) designated to receive the
                        death benefit provided by the Contract.

Contract Anniversary    An anniversary of the Issue Date of the Contract.

Contract Owner          The person(s) or entity(ies) entitled to the ownership
                        rights stated in the Contract.

Contract Value          The sum of the Contract Owner's interest in the Fixed
                        Account and/or the Sub-Accounts of the Separate Account during the Accumulation Period.

Contract Year           The first Contract Year is the annual period which
                        begins on the Issue Date. Subsequent Contract Years begin on each anniversary of the Issue Date.

Eligible Investment     An investment entity into which assets of the Separate
                        Account will be invested.

Fixed Account           An investment option within the General Account which
                        may be selected during the Accumulation Period.

Fixed Annuity           A series of payments made during the Annuity Period
                        which are guaranteed as to dollar amount by the Company.

General Account         The Company's general investment account which contains
                        all the assets of the Company with the exception of the Separate Account and other segregated asset accounts.

Issue Date              The date on which the Contract became effective.

Non-Qualified Contracts Contracts other than Qualified Contracts which do not receive favorable tax treatment under Sections 401, 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code").

Premium Tax             A tax imposed by certain states and other jurisdictions
                        when a Purchase Payment is made, when Annuity Payments begin, or when a Contract is surrendered.

Purchase Payment        During the Accumulation Period, a payment made by or on
                        behalf of a Contract Owner with respect to the Contract.

Qualified Contracts     Contracts issued under Qualified Plans.

Qualified Plans         Plans which receive favorable tax treatment under
                        Sections 401, 408, or 457 of the Code.

Separate Account        The Company's Separate Account designated as C.M. Multi-
                        Account A.

Sub-Account             Separate Account assets are divided into Sub-Accounts.
                        Assets of each Sub-Account will be invested in shares of an available Eligible Investment or a Portfolio or Fund of an Eligible Investment. Currently the Eligible
                        Investments are the Panorama Fund and Oppenheimer Funds.

Valuation Date          Each day on which the Company, the New York Stock
                        Exchange ( "NYSE") and the Fund are open for business.
                        See the Prospectuses for the Panorama Fund and Oppenheimer Funds.

Valuation Period        The period of time beginning at the close of business of
                        the NYSE on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Variable Annuity        An annuity with payments which vary as to dollar amount
                        in relation to the investment performance of specified
                        Sub-Accounts of the Separate Account.

Written Request         A request or notice in writing, in a form satisfactory
                        to the Company, which is received by the Annuity Service
                        Center.

Highlights

General

A Contract Owner may elect to have Purchase Payments allocated to a segregated investment account of C.M. Life Insurance Company (the "Company") which account has been designated C.M. Multi-Account A (the "Separate Account") or to the Fixed Account of the Company. The Company guarantees that it will credit a specified minimum interest rate on amounts allocated to the Fixed Account. Under certain circumstances, however, Purchase Payments may initially be allocated to the Money Market Sub-Account of the Separate Account (see below). The Separate Account invests in shares of certain Portfolios of the Panorama Fund and in shares of certain Funds of Oppenheimer Funds. (See Eligible Investments.) Contract Owner(s) bear the investment risk for all amounts allocated to the Separate Account.

Right to Examine Contract

The Contract may be returned to the Company for any reason within ten (10) calendar days (or twenty (20) calendar days of the date of receipt with respect to the circumstances described in (c) below) after its receipt by the Contract Owner ("Right to Examine Contract"). It may be returned to the Company at its Annuity Service Center. When the Contract is received at the Annuity Service Center, it will be voided as if it had never been in force. Upon its return, the Company will refund the Contract Value next computed after receipt of the Contract by the Company at its Annuity Service Center except in the following circumstances in which the Company will refund the greater of Purchase Payments, less any withdrawals, or the Contract Value: (a) where the Contract is purchased pursuant to an Individual Retirement Annuity; (b) in those states which require the Company to refund Purchase Payments, less withdrawals; or (c) in the case of Contracts (including Contracts purchased pursuant to an Individual Retirement Annuity) which are deemed by certain states to be replacing an existing annuity or insurance contract and which require the Company to refund Purchase Payments, less withdrawals.

With respect to the circumstances described in (a) and (b) above, the Company will allocate initial Purchase Payments to the Money Market Sub-Account until the expiration of fifteen (15) days from the Issue Date. With respect to the circumstances described in (c) above, the Company will allocate initial Purchase Payments to the Money Market Sub-Account until the expiration of twenty-five
(25) days from the Issue Date. Upon the expiration of such fifteen (15) day period (or twenty-five (25) day period respectively), the Sub-Account value of the Money Market Sub-Account will be allocated to the Separate Account and/or Fixed Account in accordance with any previous election made by the Contract Owner.

Charges and Deductions

Mortality and Expense Risk Charge. Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. This charge compensates the Company for assuming the mortality and expense risks under the Contracts. (See Charges and Deductions - Deduction for Mortality and Expense Risk Charge.)

Administrative Charge. Each Valuation Period, the Company deducts an Administrative Charge which is currently equal, on an annual basis, to 0.15% of the average daily net asset value of the Separate Account. This charge may be increased but it cannot exceed 0.25% of the average daily net asset value of the Separate Account. This charge compensates the Company for costs associated with the administration of the Contracts and the Separate Account. (See Charges and Deductions - Deduction for Administrative Charge.)

Withdrawals. During the Accumulation Period, the Contract Owner may, upon Written Request, make a total or partial withdrawal of Contract Value. Withdrawals may be subject to a Contingent Deferred Sales Charge. (See Withdrawals.)

Contingent Deferred Sales Charge. The Company does not deduct a sales charge when it receives a Purchase Payment. However, if any part of Contract Value is withdrawn, a Contingent Deferred Sales Charge may be assessed by the Company. Subject to the Free Withdrawal Amount and the Additional Free Withdrawal Amount described below, Contract withdrawals derived from a Purchase Payment deposited with the Company for a period of seven years or less will be subject to a Contingent Deferred Sale Charge ranging from 7% to 1%.

Free Withdrawal Amount. A Contract Owner may withdraw amounts attributable to positive investment results, if any, under the Contract without incurring a Contingent Deferred Sales Charge.

Additional Free Withdrawal Amount. A Contract Owner may generally withdraw an Additional Free Withdrawal Amount which is equal, under certain circumstances, up to 10% of Purchase Payments remaining in Contract Value during each contract year.

Annual Contract Maintenance Charge. Currently, there is an Annual Contract Maintenance Charge of $30 deducted on the last day of the Contract Year. This charge may be increased but it cannot exceed $60 per Contract Year. In the event of an increase, the Company will give Contract Owners 90 days prior notice of the increase. However, if the Contract Value on the last day of the Contract Year is at least $100,000, then no Annual Contract Maintenance Charge will be deducted. If a total withdrawal is made on other than the last day of the Contract Year and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $100,000, the full Annual Contract Maintenance Charge will be deducted at the time of the total withdrawal. The Annual Contract Maintenance Charge will be deducted from the Sub-Accounts and the Fixed Account in the same proportion that the amount of the Contract Value in each Sub-Account and the Fixed Account bears to the total Contract Value. If the Annuity Date is not the last day of the Contract Year, then a pro-rata portion of the Annual Contract Maintenance Charge will be deducted on the Annuity Date. During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment.

Premium Taxes. Premium Taxes may be charged against Purchase Payments or Contract Values. (See Charges and Deductions - Deduction for Premium and Other Taxes.) The Company currently intends to advance any Premium Taxes that may be due at the time Purchase Payments are made and then deduct a charge for such Premium Taxes from a Contract Owner's Contract Value at the time Annuity Payments begin or upon a total withdrawal if the Company is unable to obtain a refund. Premium taxes generally range from 0% to 3.5%.

Transfer Fee. Under certain circumstances, a Transfer Fee may be assessed during the Accumulation Period when a Contract Owner makes a transfer from the Fixed Account or any Sub-Account to another Sub-Account or the Fixed Account. In addition, a Transfer Fee may be assessed during the Annuity Period when a Contract Owner makes a transfer from one Sub-Account to another Sub-Account or from a Sub-Account to the Fixed Account. The Transfer Fee is the lesser of $20 or 2% of the amount transferred. (See Charges and Deductions - Deduction for Transfer Fee.)

Federal Income Tax Penalty. There is a ten percent (10%) federal income tax penalty applied to the income portion of any distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982. For federal income tax purposes, withdrawals are deemed to be on a last-in, first-out basis. (See Tax Status - Tax Treatment of Withdrawals - Non-Qualified Contracts.) Separate tax withdrawal penalties and restrictions apply to Qualified Contracts. For a further discussion of the taxation of the Contracts, see Tax Status.

See Tax Status - Diversification for a discussion of owner control of the underlying investments in a variable annuity contract.

The Contract

Transfers. Subject to certain conditions, Contract Owners may make unlimited transfers between Sub-Accounts and/or the Fixed Account during the Accumulation Period and 6 transfers per calendar year during the Annuity Period. A transfer from the Fixed Account is limited each Contract Year to the greater of thirty percent (30%) of the Contract Owner's Contract Value determined as of the last day of the previous Contract Year allocated to the Fixed Account or $30,000. In addition, a ninety (90) day restriction exists for certain types of transfers involving the Fixed Account or the Money Market Sub-Account. The Company reserves the right to further limit the number of transfers in the future. The Contract provides for twelve (12) free transfers per calendar year during the Accumulation Period and six (6) free transfers per calendar year during the Annuity Period. Transfers made in excess of the number of free transfers will result in the imposition of the Transfer fee. During the Annuity Period, the Contract Owner may, once each Contract Year, make a transfer from one or more Sub-Accounts to the General Account. However, transfers cannot be made from the General Account to the Separate Account during the Annuity Period. (See Transfers.)

Death Benefit. Prior to the Contract Owner, or the oldest Joint Contract Owner, or the Annuitant, if the Owner is a non-natural person, attaining age 75, the death benefit during the Accumulation Period will be at least equal to the Purchase Payments, less any withdrawals including any applicable charges. (See Proceeds Payable on Death for an additional discussion.)

Annuity Options. There are six (6) Annuity Options available for the Contract Owner to choose from. The Contract Owner may elect to have the Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination Fixed and Variable Annuity. (See Annuity Provisions for a further discussion.)

Maximum Issue Ages. The maximum issue age is Attained Age 85 (age 80 for Pennsylvania residents). This restriction applies at the time of Contract issue and upon any change in Contract Owner or Annuitant during the Accumulation Period and applies to both the Contract Owner and the Annuitant. For Joint Owners all provisions which are based upon age, including the maximum issue age, are based on the age of the older of the Joint Owners. If the Contract is owned by a non-natural person, the Contract Owner shall mean Annuitant.

C.M. Multi-Account A
Table of Fees and Expenses
(see Note 1)

Contract Owner Transaction Expenses

Transfer Fee .......................... No charge for the first 12 transfers in
(see Note 3)                            in a calendar year during the
                                        Accumulation Period; thereafter the fee
                                        is the lesser of $20 or 2% of the amount
                                        transferred. Only 6 transfers in a
                                        calendar year are permitted during the
                                        Annuity Period and there is no fee for
                                        those 6 transfers
Sales Load on Purchases ............... 0%
Maximum Contingent Deferred Sales
Computed on Amounts Withdrawn (as a
percentage of Contract Owner's Purchase
Payment) (see Note 2) ................. 7%
Annual Contract Maintenance Charge
(see Note 4) .......................... $30 per Contract Year.

Separate Account Annual Expenses
(as a percentage of average account value)

Mortality and Expense Risk Charge ..... 1.25%
Administrative Charge (See Note 5) .... 0.15%
                                        ----
Total Separate Account Annual
Expenses .............................. 1.40%

                ELIGIBLE INVESTMENTS' ANNUAL EXPENSES FOR 1996
          (as a percentage of the average net assets of a Portfolio)

                                                             Panorama                            Panorama
                                                             LifeSpan   Panorama     Panorama    LifeSpan              Panorama
                                    Oppenheimer Oppenheimer Diversified   Total      Lifespan     Capital   Panorama  International
                                       Money       Bond       Income      Return     Balanced  Appreciation   Growth     Equity
                                        Fund       Fund      Portfolio   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio
                                        ----       ----      ---------   ---------   ---------   ---------   ---------  ---------
Management Fees ....................    0.45%      0.74%       0.75%       0.55%       0.85%       0.85%       0.57%      1.00%
Other Expenses .....................    0.04%      0.04%       0.32%       0.00%       0.32%       0.45%       0.01%      0.21%
Total Operating Expenses ...........    0.49%      0.78%       1.07%       0.55%       1.17%       1 30%       0.58%      1.21%

(See the Prospectus for Panorama Fund and Oppenheimer Funds for more information)

Examples (See Note 6)

A Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming that the same Portfolio and Fund expenses as shown above remain the same for the periods shown in the examples, and assuming the Contract is fully surrendered at the end of each time period.


                                                             Panorama                            Panorama
                                                             LifeSpan   Panorama     Panorama    LifeSpan              Panorama
                                    Oppenheimer Oppenheimer Diversified   Total      Lifespan     Capital   Panorama  International
                                       Money       Bond       Income      Return     Balanced  Appreciation   Growth     Equity
                                        Fund       Fund      Portfolio   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio
                                        ----       ----      ---------   ---------   ---------   ---------   ---------  ---------
If your Contract is redeemed
at end of year
1  ................................    $ 85       $ 88         $ 91       $ 86         $ 92        $ 93       $ 86         $ 92
3  ................................    $112       $121         $129       $114         $132        $136       $115         $133
5  ................................    $137       $153         $167       $141         $172        $179       $142         $174
10 ................................    $232       $262         $292       $236         $302        $315       $241         $306

A Contract Owner would pay the following expenses assuming either 1)the Contract is not surrendered at the end of each time period, or 2) the Contract is annutized at the end of each time period.


                                                             Panorama                            Panorama
                                                             LifeSpan   Panorama     Panorama    LifeSpan              Panorama
                                    Oppenheimer Oppenheimer Diversified   Total      Lifespan     Capital   Panorama  International
                                       Money       Bond       Income      Return     Balanced  Appreciation   Growth     Equity
                                        Fund       Fund      Portfolio   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio
                                        ----       ----      ---------   ---------   ---------   ---------   ---------  ---------
If your Contract is redeemed at
end of year.
1  ................................     $21       $24           $31         $22         $31          $31        $23        $29
3  ................................     $65       $74           $96         $67         $96          $96        $69        $88
5  ................................     $65       $74           $96         $67         $96          $96        $69        $88
10 ................................     $65       $74           $96         $67         $96          $96        $69        $88

Condensed Financial Information


                           ACCUMULATION UNIT VALUES

                  Sub-Account                      1996(a)         Dec 31, 1996
                                                   -------         ------------
  Money                                             10.00           10.342534
  Bond                                              10.00           10.333908
  LifeSpan Diversified Income                       10.00           10.498529
  Total Return                                      10.00           10.831420
  LifeSpan Balanced                                 10.00           11.208195
  LifeSpan Capital Appreciation                     10.00           11.688219
  Growth                                            10.00           11.761149
  International Equity                              10.00           11.123558

                         ACCUMULATION UNITS OUTSTANDING

                          Sub-Account                              Dec. 31, 1996
                                                                   -------------
  Money                                                                  526,970
  Bond                                                                   245,238
  LifeSpan Diversified Income                                            250,228
  Total Return                                                         1,416,956
  LifeSpan Balanced                                                      990,137
  LifeSpan Capital Appreciation                                          910,038
  Growth                                                               1,258,381
  International Equity                                                   320,578


(a) Commencement of public offering was January 23, 1996.

Financial Statements

For Audited financial Statements and other information concerning the financial condition of C.M. Multi-Account A, see the Statement of Additional Information.


Notes to Table Of Fees and Expenses
and Examples

1. The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will incur directly or indirectly. The Examples assume an average Contract Value of $35,000. The Fee Table reflects expenses of the Separate Account as well as the Portfolios of the Panorama Fund and the Funds of the Oppenheimer Funds. For additional information, see "Charges and Deductions" in this Prospectus and the Prospectuses for the Panorama Fund and Oppenheimer Funds.

2. A portion of a Contract Owner's Contract Value may be withdrawn each Contract Year without the assessment of a Contingent Deferred Sales Charge (see Free Withdrawal Amount). After a Purchase Payment has been held by the Company for seven years such Purchase Payment, may be withdrawn without assessment of the Contingent Deferred Sales Charge. Under certain circumstances, in the event of a terminal illness Contract Value may be withdrawn without the assessment of a Contingent Deferred Sales Charge (see Terminal Illness Benefit). In addition, a Contingent Deferred Sales Charge is not assessed against the payment of a death benefit.

3. Transfers made by the Company at the end of the Right to Examine Contract period will not be counted in determining the application of the Transfer Fee. The Transfer Fee is the lesser of $20 or 2% of the amount transferred. All transfers made during a Valuation Period are deemed to be one transfer. Currently, transfers made under the following circumstances will not be counted in determining the application of the Transfer Fee: (i) transfers made in conjunction with an approved dollar cost averaging program; and (ii) transfers made in conjunction with the Rebalancing Program. (See Charges and Deductions - Deduction for Transfer Fee and Dollar Cost Averaging and Rebalancing Program.)

4. Currently, the Annual Contract Maintenance Charge is $30 each Contract Year and is deducted on the last day of the Contract Year. This charge may be increased but it will not exceed $60 per Contract Year. In the event of an increase, the Company will give Contract Owners 90 days prior notice of the increase. However, if the Contract Value on the last day of the Contract Year is at least $100,000, then no Annual Contract Maintenance Charge will be deducted. If a total withdrawal is made on other than the last day of the Contract Year and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $100,000, the full Annual Contract Maintenance Charge will be deducted at the time of the total withdrawal. The Annual Contract Maintenance Charge will be deducted from the Fixed Account and Sub-Accounts in the same proportion that the amount of the Contract Value in each Sub-Account and the Fixed Account bears to the total Contract Value. If the Annuity Date is not the last day of the Contract Year and the Contract Value on the Annuity Date is less than $100,000, then a pro-rata portion of the Annual Contract Maintenance Charge will be deducted on the Annuity Date. During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment. (See Charges and Deductions - Deduction for Annual Contract Maintenance Charge.) The examples reflect the $30 Annual Contract Maintenance Fee as an annual charge of 0.09% of assets, based on an anticipated average Contract Value of $35,000.

5. The current Administrative Charge is equal on an annual basis to 0.15% of the average daily net asset value of the Separate Account. The Company may increase this charge to an amount not to exceed 0.25% of the average daily net asset value of the Separate Account.

6. Premium Taxes are not reflected. Premium taxes may apply. (See Charges and Deductions - Deduction for Premium and Other Taxes.)

7. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The Company

C.M. Life Insurance Company (the "Company"), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life (including variable life), accident, and health insurance business in all states, the District of Columbia and certain provinces of Canada. MassMutual has estimated statutory assets in excess of $55 billion, and estimated total assets under management in excess of $130 billion.

Prior to February 29, 1996, C.M. Life was a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company ("CML"). On February 29, 1996, CML merged with and into MassMutual. The merger did not affect any provisions of, or rights or obligations under, the Contracts issued by C.M. Life.

The Separate Account

The Board of Directors of the Company adopted a resolution to establish a segregated asset account pursuant to Connecticut insurance law on August 3, 1994 designated as C.M. Multi-Account A (the "Separate Account"). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general obligations. The Separate Account meets the definition of a "separate account" under federal securities laws.

The Separate Account currently is divided into three segments, one of which relates to the Contracts. This segment is divided into Sub-Accounts, with the assets of each Sub-Account invested in one Portfolio of the Panorama Series Fund, Inc. (LifeSpan Diversified Income Portfolio, Total Return Portfolio, LifeSpan Balanced Portfolio, LifeSpan Capital Appreciation Portfolio, Growth Portfolio, and International Equities Portfolio) or one Fund of the Oppenheimer Variable Account Funds (Money Fund and Bond Fund). There is no assurance that the investment objectives of any of the Portfolios will be met. Contract Owners bear the complete investment risk for Purchase Payments allocated to a Sub-Account. Contract Values will fluctuate in accordance with the investment performance of the Sub-Accounts to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

Eligible Investments

The following are the current Separate Account Eligible Investments that can be selected as the underlying investments of the Contract. While a brief summary of the various investment objects is set forth below, more comprehensive information, including a discussion of potential risk, is found in the current Prospectus for each of the Eligible Investments which are included with this Prospectus.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end management investment company. OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Panorama Fund, and performs sales and administrative functions relative to the Panorama Fund, including the keeping of all records not maintained by the custodian. OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with $62 billion in assets and 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

OFI has engaged three Subadvisors to assist in the selection of portfolio investments for the International Equity Portfolio, the LifeSpan Diversified Income Portfolio, the LifeSpan Balanced Portfolio, and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart Ivory International ("Babson-Stewart"), One Memorial Drive, Cambridge, MA 02142, is the Subadvisor to the International Equity Portfolio. Babson-Stewart is a partnership formed in 1987 between David
L. Babson & Co., Inc., a subsidiary of MassMutual and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland. BEA Associates, 599 Lexington Avenue, 36th Floor, New York, NY 10022, is the Subadvisor to the high yield bond components of the LifeSpan Portfolios. Pilgrim, Baxter & Associates ("Pilgrim Baxter"), 1255 Drummers Lane, Wayne, PA 19087, is the Subadvisor to the small cap components of the LifeSpan Portfolios.

OFI provides investment advice for the remaining Portfolios available under the Contract. See the accompanying prospectus for the Panorama Fund for more information.

Panorama Fund Lifespan Diversified Income Portfolio
(Diversified Income Portfolio)

The Diversified Income Portfolio is designed for the investor with a relatively low tolerance for risk who is seeking current income with some long-term inflation protection. The Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation through a strategically allocated portfolio consisting primarily of fixed-income securities.

Panorama Fund Total Return Portfolio

The investment objective of the Total Return Portfolio is to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, securities issued by the U.S. Government and its instrumentalities, and money market instruments according to changing market conditions.

Panorama Fund Lifespan Balanced Portfolio
(Balanced Portfolio)

The Balanced Portfolio is designed for the investor seeking a blend of capital appreciation and income. The Balanced Portfolio seeks a blend of capital appreciation and income through a strategically allocated portfolio of equity securities and fixed-income securities with a slightly stronger emphasis on equity securities.

Panorama Fund Lifespan Capital Appreciation Portfolio
(Capital Appreciation Portfolio)

The Capital Appreciation Portfolio is designed for the investor seeking capital appreciation. The Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of equity securities. Current income is not a primary consideration.

Panorama Fund Growth Portfolio

The investment objective of the Growth Portfolio is to achieve long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings.

Panorama Fund International Equity Portfolio

The investment objective of the International Equity Portfolio is to achieve long-term growth of capital by investing primarily in equity securities (such as common stocks) of non-U.S. issuers trading for the most part in non-U.S. markets.

Oppenheimer Variable Account Funds

Oppenheimer Funds is an open-end management investment company. The Fund's investment adviser is Oppenheimer-Funds, Inc. ("OFI"), which (including a subsidiary) advises investment company portfolios having over $62 billion in assets and with more than 3 million shareholder accounts. OFI has operated as an investment adviser since 1959. Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OFI and controlled by MassMutual. OFI's address is Two World Trade Center, New York, New York 10048.

Oppenheimer Money Fund. The Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Its shares are neither insured nor guaranteed by the U.S. government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

Oppenheimer Bond Fund. The Bond Fund seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of each Portfolio's investment objective and policies and a description of risks involved in investing in each of the Portfolios and each Portfolio's fees and expenses, is contained in the prospectuses for the Panorama Fund and Oppenheimer Funds, current copies of which are attached to this Prospectus. Information contained in the Panorama Fund's prospectus and Oppenheimer Funds' prospectus should be read carefully before making allocation to a Sub-Account of the Separate Account.

Voting Rights

In accordance with its view of present applicable law, the Company will vote the shares of the Eligible Investment held in the Separate Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Separate Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Eligible Investments do not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to a shareholder meeting of the Eligible Investment. Voting instructions will be solicited by written communication at least ten (10) days prior to the meeting.

Substitution of Securities

If the shares of the Eligible Investments (or any Portfolio or Fund within an Eligible Investment or any other funding vehicle made available under the Contracts), are no longer available for investment by the Separate Account or, if in the judgment of the Company's Board of Directors, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company may limit further purchase of such shares or may substitute shares of another funding vehicle for shares already purchased under the Contracts. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

The Fixed Account


The Fixed Account is an investment option within the General Account of the Company. Payments may be allocated to the Fixed Account to the extent elected by the Contract Owner at the time such payment is made. In addition, all or part of the Contract Owner's Contract Value may be transferred to the Fixed Account as described under "Transfers." Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor has the Fixed Account been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the Company has been advised that the staff of the Securities and Exchange
Com-
mission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

Assets supporting amounts allocated to the Fixed Account become part of the Company's General Account assets and are available to fund the claims of all creditors of the Company. All of the Company's General Account assets will be available to fund benefits under the Contracts. The Contract Owner does not participate in the investment performance of the assets of the Company's Fixed Account. Instead, a specified rate of interest, declared in advance, is credited to amounts allocated to the Fixed Account. This rate is guaranteed to be at least 3% per year ("Guaranteed Minimum Rate"). The Company may, at its sole discretion, credit a higher rate of interest ("excess interest") for any period specified in advance by the Company. However, the Company is not obligated to credit interest in excess of the 3% Guaranteed Minimum Rate per year, and might not do so. The contract owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

Charges and Deductions

Various charges and deductions are made from the Contract Value and the Separate Account. These charges and deductions are:

Deduction for Mortality and
Expense Risk Charge

Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. The mortality risks assumed by the Company arise from its contractual obligation to make Annuity Payments after the Annuity Date (determined in accordance with the Annuity Option chosen by the Contract Owner) regardless of how long all Annuitants live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the Annuity Payments the Annuitant will receive under the Contract. Further, the Company bears a mortality risk in that it guarantees the annuity purchase rates for the Annuity Options under the Contract whether for a Fixed Annuity or a Variable Annuity. Also, there is a mortality risk borne by the Company with respect to the death benefit and to the waiver of the Contingent Deferred Sales Charge upon the death of the Owner. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Annual Contract Maintenance Charge and the Administrative Charge.

If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects a profit from this charge. Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

Deduction for Administrative Charge

Each Valuation Period, the Company deducts an Administrative Charge which is currently equal, on an annual basis, to 0.15% of the average daily net asset value of the Separate Account. This charge, together with the Annual Contract Maintenance Charge (see below), is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Separate Account. These expenses include but are not limited to: preparation of the Contracts, confirmation statements, annual and periodic reports and statements, maintenance of Contract Owner records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and reporting requirements. Since this charge is an asset-based charge, the amount of the charge attributable to a particular Contract may have no relationship to the administrative costs actually incurred by that Contract. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company may increase this charge but guarantees that it will never exceed 0.25% of the average daily net asset value of the Separate Account. If this Charge is increased, Contract Owners will be given 90 days prior notice.

Deduction for Annual Contract
Maintenance Charge

Currently, the Annual Contract Maintenance Charge is $30 each Contract Year and is deducted on the last day of the Contract Year. This charge may be increased but it will not exceed $60 per Contract Year. However, if the Contract Value on the last day of the Contract Year is at least $100,000, then no Annual Contract Maintenance Charge will be deducted. If a total withdrawal is made on other than the last day of the Contract Year and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $100,000, the full Annual Contract Maintenance Charge will be deducted at the time of the total withdrawal. The Annual Contract Maintenance Charge will be deducted from the Fixed Account and the Sub-Accounts in the same proportion that the amount of the Contract Value in each Sub-Account and the Fixed Account bears to the total Contract Value. If the Annuity Date is not the last day of the Contract Year and the Contract Value on the Annuity Date is less than $100,000, then a pro-rata portion of the Annual Contract Maintenance Charge will be deducted on the Annuity Date. During the Annuity Period, the Annual Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment. The Company has set this charge at a level so that, when considered in conjunction with the Administrative Charge (see above), it will not make a profit from the charges assessed for administration. If this Charge is increased, Contract Owners will be given 90 days prior notice.

Deduction for Premium and Other Taxes

Any Premium Taxes relating to the Contracts may be deducted from the Purchase Payments or Contract Value when incurred. The Company currently intends to advance any Premium Taxes that may be due at the time Purchase Payments are made but not deduct such Premium Taxes from Contract Value until the time Annuity Payments begin, or upon a total withdrawal if the Company is unable to obtain a refund. The Company will, in its sole discretion, determine when Premium Taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, at its sole discretion, pay such Premium Taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. Premium Taxes generally range from 0% to 3.5%. The Company will deduct any withholding taxes required by applicable law.

The Company reserves the right to establish a provision for federal income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company is not currently making any provision for federal income taxes.

Deduction for Fund Expenses

There are other deductions from and expenses paid out of the assets of the Fund, including amounts paid for advisory and management fees, which are described in the accompanying Fund Prospectus.

Deduction for Transfer Fee

Subject to certain conditions (see Transfers), Contract Owners may transfer all or part of the Contract Owner's interests among the Sub-Accounts and/or the Fixed Account during the Accumulation Period or during the Annuity Period transfer interests from a Sub-Account to the General Account without the imposition of any fee or charge if there have been no more than the number of free transfers permitted. Contract Owners are currently not limited to any number of transfers during the Accumulation Period and are limited to six (6) transfers during the Annuity Period. If, during the Accumulation Period, more than the number of free transfers per Contract Year (currently 12 per year) have been made, the Company will deduct a Transfer Fee for each subsequent transfer permitted. The Transfer Fee is the lesser of $20 or 2% of the amount transferred. The Transfer Fee will be deducted from the Sub-Account(s) and/or Fixed Account (collectively "Account(s)") from which the transfer occurred. If the entire Account balance is transferred, the Transfer Fee will be deducted from the amount transferred. All transfers made during a Valuation Period are deemed to be one transfer. Currently, transfers made under the following circumstances will not be counted in determining the application of the Transfer
Fee: (i) transfers made by the Company at the end of the Right to Examine Contract period; (ii) transfers made in conjunction with an approved dollar cost averaging program; (see Dollar Cost Averaging) and (iii) transfers made under the Rebalancing Program. (See Rebalancing Program.)

Deduction for Contingent Deferred
Sales Charge

No deduction for sales charges is made from a Purchase Payment. However, if a withdrawal is made, a Contingent Deferred Sales Charge may be assessed by the Company. The length of time between the Company's acceptance of a Purchase Payment and the making of a withdrawal determines the Contingent Deferred Sales Charge, if any. Each Purchase Payment has its own time period for purposes of assessing a Contingent Deferred Sales Charge. This Charge will be used to cover certain expenses relating to the sale of the Contracts including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses. A withdrawal shall be deemed to first withdraw any positive investment results and thereafter Purchase Payments on a first-in-first-out basis for purposes of computing the Contingent Deferred Sales Charge.

Subject to the Free Withdrawal Amount and the Additional Free Withdrawal Amount described below, the following table shows Contingent Deferred Sales Charges:


 Contingent Deferred Sales Charge                                Year Applicable
    Against Amount Withdrawn                                     ---------------
 --------------------------------
                7%                                During 1st Year since Purchase Payment Accepted
                6%                                During 2nd Year since Purchase Payment Accepted
                5%                                During 3rd Year since Purchase Payment Accepted
                4%                                During 4th Year since Purchase Payment Accepted
                3%                                During 5th Year since Purchase Payment Accepted
                2%                                During 6th Year since Purchase Payment Accepted
                1%                                During 7th Year since Purchase Payment Accepted
                0%                                Thereafter


The Contingent Deferred Sales Charge is assessed against the amounts remaining in the Sub-Account from which the withdrawal occurred. If a withdrawal is made from more than one Sub-Account, the Contingent Deferred Sales Charge is assessed against the amounts remaining in such Accounts in the same proportion to which the withdrawal amount bears to the total value of such Sub-Accounts. If a withdrawal causes the entire Sub-Account value to be withdrawn, then the Contingent Def-erred Sales Charge will be assessed against the amounts remaining in the Sub-Accounts in the same proportion in which their value bears to Contract Value. If a withdrawal causes the entire Contract Value to be withdrawn, then the Contingent Deferred Sales Charge will be assessed against the Contract Value withdrawn. The Contingent Deferred Sales Charge is not imposed on a Purchase Payment after the end of the seventh year of the Company's acceptance of such Purchase Payment, nor is the Contingent Deferred Sales Charge imposed upon payment of the death benefit or upon amounts applied to purchase an annuity.

Until April 30, 1998, no Contingent Deferred Sales Charge will be imposed upon surrender of a Contract where the proceeds of such surrender are applied to the purchase of a new group annuity Contract issued by Massachusetts Mutual Life Insurance Company. This does not eliminate charges under the particular group contract, and upon surrender of the group contract, charges may apply.

No Contingent Deferred Sales Charge will be imposed on the redemption of "excess contributions" to a plan qualifying for special income tax treatment ("Qualified Plan"), TSAs or IRAs. "Excess Contributions" (including excess aggregate contributions) will be defined as provided in the Internal Revenue Code and applicable regulations.

Owners of certain IRA or non-qualified Flex Extra variable annuity contracts issued by MassMutual and that are beyond the sales charge period may exchange such contracts for a Contract (the "Exchange Program"). When eligible Flex Extra contracts are exchanged for Panorama Premier Contracts, no Contingent Deferred Sales Charge shall apply to initial purchase payments made pursuant to the exchange but all subsequent purchase payments shall be subject to the Contingent Deferred Sales Charges. Subject to state availability, the Exchange Program will be available on or about May 1, 1997. The Company may terminate the Exchange Program at any time at its sole discretion. See the Statement of Additional Information for further information about the Exchange Program or contact your registered representative or call MassMutual at (800) 234-5606.

Free Withdrawals

The Contract Owner may withdraw the greater of:


(a) the portion of the Contract Value attributable to positive investment results, if any, on the date of withdrawal; or


(b) 10% of Purchase Payments remaining in the Contract on the withdrawal date reduced by any Free Withdrawal(s) previously taken during the current Contract Year.

Withdrawals must be taken first from investment earnings, if any, and next from Purchase Payments.

Withdrawals which are not attributable to investment earnings will reduce the amount of Purchase Payments remaining in the Contract on a first-in-first-out basis for purposes of computing any remaining Contingent Deferred Sales Charge.

The Contracts

Contract Owner

The Contract Owner is the person(s) or entity(ies) entitled to ownership rights stated in the Contract. The Contract Owner is the person designated as such on the Issue Date, unless changed. The Company will not issue a Contract to a person who has Attained Age 85 (age 80 in Pennsylvania) or older on the proposed Issue Date ("Maximum Issue Age"). If the Contract is proposed to be issued to Joint Contract Owners, the Company will apply the Maximum Issue Age to the eldest proposed Joint Contract Owner.

The Contract Owner may change owners at any time prior to the Annuity Date by Written Request. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. The change will become effective as of the date the Written Request is received. A new designation of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received. Any change of Contract Owner is subject to the Company's underwriting rules then in effect. A change in Contract Owner may trigger income tax consequences. (See Tax Status - General.)

Joint Contract Owners

The Contract can be owned by Joint Contract Owners. If Joint Contract Owners are named, any Joint Contract Owner must be the spouse of the other Contract Owner unless prohibited by applicable law or regulations. Upon the death of either Contract Owner, the surviving spouse will be the Primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request. Unless otherwise specified in the application for the Contract, if there are Joint Contract Owners both signatures will be required for all Contract Owner transactions except telephone transfers. If the telephone transfer option is elected and there are Joint Contract Owners, either Joint Contract Owner can give telephone instructions.

Annuitant

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by the Contract Owner at the Issue Date, unless changed prior to the Annuity Date.

The Annuitant may not be changed in a Contract which is owned by a non-natural person. Any change of Annuitant is subject to the Company's underwriting rules then in effect. In the case of certain Qualified Contracts the Contract Owner must be the Annuitant. The Company will not issue a Contract where the proposed Annuitant is a person who has Attained Age 85 (age 80 in Pennsylvania) or older on the proposed Issue Date ("Maximum Issue Age").

Assignment

A Written Request specifying the terms of an assignment of the Contract must be provided to the Annuity Service Center. Until the Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in the Contract by assignment, agreement, or otherwise.

The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the death benefit has become payable will be valid only with the Company's consent.

If the Contract is assigned, the Contract Owner's rights may only be exercised with the consent of the assignee of record.

The consent of any Irrevocable Beneficiaries is required before assignment of proceeds can happen.

Purchase Payments and
Contract Value

Purchase Payments

The initial Purchase Payment is due on the Issue Date. The minimum initial Purchase Payment the Company will accept is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum subsequent Purchase Payment the Company will accept is $250, unless the Contract Owner has elected the automatic investment plan option in which case the Company will accept a minimum of $100. For Contract Owners up to Age 75 on the Issue Date, the maximum cumulative Purchase Payments without prior consent of C.M. Life is $1 million. For Contract Owners over Age 75 on the Issue Date, the maximum total Purchase Payments is $500,000. For contracts issued to non-natural persons, the maximum Purchase Payment limits will apply to the Annuitant's age. Purchase Payments above these amounts must be preapproved by the Company. For Joint Contract Owners, Age refers to the oldest Joint Contract Owner. The Company reserves the right to reject any Application or Purchase Payment.

Allocation of Purchase Payments

The allocation of the initial Purchase Payment is made in accordance with the selection made by the Contract Owner at the time the Contract is issued, except in the circumstances described under "Right to Examine Contract," on Page 6. In those circumstances, the Company will allocate initial Purchase Payments to the Money Market Sub-Account until the expiration of the Right to Examine Contract period. Upon expiration, the Contract Value will be reallocated in accordance with the Contract Owner's selection. Unless otherwise changed by Written Request by the Contract Owner, subsequent Purchase Payments are allocated in accordance with the same selection as the initial Purchase Payment. Allocation changes can be made over the telephone if requested at the time of a telephone transfer.

There are currently no limitations on the number of Sub-Accounts that can be selected by a Contract Owner. If allocations are made in percentages, whole numbers must be used.

If the Purchase Payments and forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to the Contract within two
(2) business days after receipt at the Annuity Service Center. Additional Purchase Payments will be credited to the Contract as of the Valuation Period when they are received. If the forms required to issue a Contract are not in good order the Company will attempt to get them in good order or the Company will return the forms and the Purchase Payment within five (5) business days, unless it has been authorized otherwise by the purchaser.

Contract Value

The Contract Value is the sum of the Contract Owner's interest in the Fixed Account and the Sub-Accounts of the Separate Account for any Valuation Date during the Accumulation Period. It will fluctuate from one Valuation Period to the next, and may be more or less than Purchase Payments made. The Contract Owner's interest in a Sub-Account is determined by multiplying the number of Accumulation Units credited to the Contract by the Accumulation Unit Value for that Sub-Account as of the Valuation Date. The Contract Owner's interest in the Fixed Account, if any, for any Valuation Date is equal to the sum of the values of all Fixed Account amounts credited to the Contract on such Valuation Date.

Accumulation Units

During the Accumulation Period, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts of the Separate Account as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the transaction is received at the Annuity Service Center.

Accumulation Unit Value

The Accumulation Unit Value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit Values for each Sub-Account are determined for each Valuation Period by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account for the current Valuation Period.

The Net Investment Factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Valuation Period; plus
(ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Valuation Period; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Valuation Period.

C is the cumulative charge for the Mortality and Expense Risk Charge and for the Administrative Charge.

The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

Transfers

Transfers During the Accumulation Period

Subject to certain limitations, the Contract Owner may transfer all or part of the Contract Owner's interest in a Sub-Account or the Fixed Account (each an "Account" or collectively "Accounts") by Written Request. No fee or charge will be imposed if there have been no more than the number of free transfers allowed (currently, twelve (12) per calendar year). All transfers are subject to the following:

1. If more than the number of free transfers have been made, the Company will deduct a Transfer Fee (see Charges and Deductions - Deduction for Transfer
     Fee) for each subsequent transfer permitted. The Transfer Fee will be deducted from the Contract Owner's interest in the Account from which the transfer is made. However, if the Contract Owner's entire interest in an Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred. If Contract Values are being transferred from more than one Account, any Transfer Fee will be allocated to those Accounts on a pro-rata basis in proportion to the amount transferred from each Account.

2. The minimum amount which can be transferred is $1,000 (from one or multiple Accounts) or the Contract Owner's entire interest in the Account, if less. This requirement is waived if the transfer is made in connection with the Rebalancing Program. The minimum amount which must remain in a Sub-Account after a transfer is $1,000 or $0 if the entire amount in the Sub-Account is transferred.

3. Transfers out of the Fixed Account during any Contract Year are limited in amount to the greater of $30,000 or thirty percent (30%) of the Contract Owner's Contract Value allocated to the Fixed Account determined as of the end of the previous Contract Year. Transfers out of the Fixed Account are done on a first-in first out basis; i.e., amounts attributed to the oldest Purchase Payment are transferred first; then amounts attributed to the next oldest Purchase Payment are transferred; and so on.

4. Transfers between Competing Accounts are not allowed. For purposes of transfer, the Fixed Account and the Money Market Sub-Account are considered "Competing Accounts."

5. Other transfers involving any Competing Account are restricted for certain periods. For a period of ninety (90) days following a transfer out of a Competing Account, no transfers (i.e., from any Account) may be made into the other Competing Account. In addition, for a period of ninety (90) days following a transfer into a Competing Account, no transfers (i.e. to any Account) may be made out of the other Competing Account.

6. The Contract provides that the Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

Contract Owners can elect to make transfers by telephone (except if he/she is participating in the Rebalancing Program). To do so, Contract Owners must submit a completed Written Request electing the telephone transfer privilege. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost or expense incurred by the Contract Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company.

If there are Joint Contract Owners, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Contract Owners.

Transfers During the Annuity Period

During the Annuity Period, the Contract Owner may make transfers (currently, six
(6) per calendar year), by Written Request, as follows:

1. The Contract Owner may make transfers of Annuity Reserves between Sub-Accounts, subject to any limitations imposed by the Company on the number of transfers (currently, six (6) transfers per calendar year) that can be made during the Annuity Period. Currently, six (6) transfers permitted per calendar year during the Annuity Period are free (no Transfer Fee will be imposed.) If Annuity Reserves are being transferred from more than one Sub-Account, any Transfer Fee will be allocated to those Sub-Accounts on a pro-rata basis in proportion to the amount transferred from each Sub-Account.

2. The Contract Owner may, once each Contract Year, make a transfer from one or more Sub-Accounts to the General Account. The Contract Owner may not make a transfer from the General Account to the Separate Account.

3. Transfers of Annuity Reserves between Sub-Accounts will be made by converting the number of Annuity Units attributable to the Annuity Reserves being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

     The amount transferred to the General Account from a Sub-Account will be based on the Annuity Reserves for the Contract Owner in that Sub-Account. Transfers to the General Account will be made by converting the Annuity Units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.

4. The minimum amount which can be transferred is $1,000 or the Contract Owner's entire interest in the Sub-Account, if less. The minimum amount which must remain in a Sub-Account after a transfer is $1,000 or $0 if the entire amount in the Sub-Account is transferred.

5. The Contract provides that the Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

Contract Owners can elect to make transfers by telephone. To do so, Contract Owners must complete a prior Written Request electing the telephone transfer privilege. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost or expense incurred by the Contract Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company.

If there are Joint Contract Owners, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Contract Owners.

Dollar Cost Averaging

Dollar Cost Averaging is a program which, if elected, permits a Contract Owner to systematically transfer on a periodic basis amounts from a selected Sub-Account to any of the other Sub-Accounts. By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one particular time, a Contract Owner may be less susceptible to the impact of market fluctuations. The current minimum amount which may be transferred is $250. The minimum duration of participation in any Dollar Cost Averaging program is currently six (6) months. In order to participate in the Dollar Cost Averaging program, a Contract Owner must have Contract Value of at least $5,000 to complete the Contract Owner's designated program. Dollar Cost Averaging is subject to all contract restrictions regarding transfers.

If the Contract Owner is participating in the Dollar Cost Averaging program, such transfers are not currently taken into account in determining any Transfer Fee. However, the Company reserves the right in the future to count Dollar Cost Averaging transfers when determining the number of transfers in a year and impose any applicable Transfer Fees. A Contract Owner participating in the Dollar Cost Averaging program may not also be participating in the Rebalancing Program. (See Rebalancing Program below.) A Contract Owner participating in the Dollar Cost Averaging program may not also make withdrawals pursuant to the Systematic Withdrawal Plan. (See Withdrawal - Systematic Withdrawals.)

Contract Owners can choose the frequency at which the Dollar Cost Averaging transfers will be made, i.e. monthly, quarterly, semi-annually or annually. Contract Owners will also choose the specific date when the first Dollar Cost Averaging transfer will be made. If the date selected is less than five (5) business days from the date the election form is received at the Annuity Service Center, the Company may defer the first Dollar Cost Averaging transfer for one month. If no start date has been selected, the Company will automatically start Dollar Cost Averaging within five (5) business days after the Written Request is received. Changes to the selections made by the Contract Owner may be made by Written Request. The Dollar Cost Averaging option will terminate if: (i) the total Contract Value is withdrawn; (ii) the last transfer as selected by the Contract Owner has been made; (iii) there is insufficient Contract Value to make the transfer; or (iv) a Written Request from the Contract Owner to terminate the option has been received at the Annuity Service Center at least five (5) business days prior to the next transfer date.

Except as otherwise provided, Dollar Cost Averaging is subject to the transfer provisions of the Contract.

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, Contract Owners should consider their financial ability to continue a Dollar Cost Averaging Program through periods of fluctuating price levels.

There is currently no charge for participating in the Dollar Cost Averaging program. However, the Company reserves the right to charge for this option in the future.

Dollar Cost Averaging is not available to or from Competing Accounts.

Rebalancing Program

From time to time the Company may make available a program during the Accumulation Period which provides for periodic pre-authorized automatic transfers among certain Sub-Accounts pursuant to written allocation instructions from the Owner. Contract Owners may not participate in the Rebalancing Program if they currently have any Purchase Payments allocated to the Fixed Account. Transfers can be scheduled on a monthly, quarterly, semi-annual or annual basis. All transfers must be expressed in whole percentages. Participants in the Dollar Cost Averaging Program cannot participate in the Rebalancing Program. The Owner can terminate the Rebalancing Program at anytime by Written Notice to the Company. Any unscheduled transfer request will automatically terminate the Rebalancing Program election.

Withdrawals

During the Accumulation Period, the Contract Owner may, upon a Written Request, make a total or partial withdrawal of the Contract Withdrawal Value. The Contract Withdrawal Value is:

1. The Contract Value as of the end of the Valuation Period during which a Written Request for a withdrawal is received; less

2.   Any applicable Premium Taxes not previously deducted; less

3.   The Annual Contract Maintenance Charge, if any; less

4. Any Purchase Payments credited to the Contract when based upon checks that have not cleared the drawer bank; less

5.   Any applicable Contingent Deferred Sales Charge.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-Account and/or cancellation of Fixed Account values. If the Contract Owner makes a total withdrawal, all of the Contract Owner's rights and interests in the Contract will terminate. The amount will be withdrawn proportionately from the Fixed Account and each Sub-Account held under the Contract unless otherwise directed by the Contract Owner.

The Company will pay the amount of any withdrawal within seven (7) days of receipt of a request in good order unless the Suspension or Deferral of Payments provision is in effect (or unless a shorter period is required under applicable law or regulation).

Each partial withdrawal must be for at least $250 or the Contract Owner's entire interest in the Fixed Account or applicable Sub-Account, if less. The minimum Contract Value which must remain in the Contract after a partial withdrawal is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The Company reserves the right to limit the number of partial withdrawals that can be made from a Contract. Currently, there are no limitations on the number of partial withdrawals. Certain tax penalties and restrictions may apply to withdrawals from Contracts. (See Tax Status.)

Systematic Withdrawals

The Company permits a Systematic Withdrawal Plan which enables a Contract Owner to pre-authorize a periodic exercise of the contractual withdrawal rights. Systematic withdrawals are made on any monthly date specified by the Contract Owner (or the next following Valuation Date if the monthly date is not a Valuation Date). If no start date is selected, the Company will automatically begin systematic withdrawals within five (5) business days after the Written Request is received. Contract Owners must be 59 1/2 or older and maintain a Contract Value of at least $25,000 upon the activation of the withdrawal plan, in order to participate in the program. Certain tax penalties and restrictions may apply to withdrawals from the Contracts (see Tax Status). Contract Owners can choose the frequency at which withdrawals will be made, i.e., monthly, quarterly, semi-annually or annually.

Changes to selections made by the Contract Owner may be made by Written Request. The Systematic Withdrawal Option will terminate if: (i) the total Contract Value is withdrawn; (ii) the last withdrawal as selected by the Contract Owner has been made; (iii) there is insufficient Contract Value in the Fixed Account and/or Sub-Account to complete the withdrawal; (iv) Annuity Payments have commenced; or (v) a Written Request from the Contract Owner to terminate the option has been received at the Annuity Service Center at least five (5) business days prior to the next withdrawal request.

All the provisions relating to withdrawals contained in the Contract are applicable to the Systematic Withdrawal Plan, including the minimum withdrawal amount of $250. The Systematic Withdrawal Plan is not available to Contract Owners who are currently utilizing the Automatic Investment Plan Option, the Rebalancing Program or the Dollar Cost Averaging Program. If a Contract Owner terminates a Systematic Withdrawal Plan from the Fixed Account, a new Plan involving withdrawals from the Fixed Account may not be elected during the six
(6) month period immediately following such election.

Suspension or Deferral of Payments

The Company reserves the right to suspend or postpone payments for a withdrawal or transfer for any period when:

1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   Trading on the New York Stock Exchange is restricted;

3. An emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

4. During any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners;

provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by the Company.

Terminal Illness Benefit

If the Endorsement for Terminal Illness has been attached to the Contract, upon Written Request, the Contract Owner may elect a Terminal Illness Benefit. The Company will require proof that the Contract Owner is terminally ill and not expected to live more than 12 months. This proof will include, but is not limited to, certification by a licensed medical practitioner performing within the scope of his/her license. The licensed medical practitioner must not be the Contract Owner, or the parent, spouse or child of the Contract Owner.

The Terminal Illness Benefit will be paid only to the Contract Owner upon Written Request. Payment of the Terminal Illness Benefit is determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center the

Written Request. Prior to the Contract Owner, or Joint Owner reaching age 75, the Terminal Illness Benefit shall be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center the Written Request; or

3. The Contract Value on the most recent three (3) year Contract Anniversary plus any subsequent Purchase Payments less any subsequent withdrawals and any applicable charges.

After the Contract Owner or oldest Joint Contract Owner attains age 75, the Terminal Illness Benefit shall be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center the Written Request; or

3. The Contract Value on the most recent three (3) year Contract Anniversary prior to the Contract Owner, or the oldest Joint Contract Owner reaching age 75, plus any subsequent Purchase Payments less any subsequent withdrawals, including any applicable charges.

No Contingent Deferred Sales Charge shall apply with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit is in full settlement of the Company's liability under the Contract and the Contract will terminate.

If Joint Owners are named, the Age of the oldest will be used to determine the Terminal Illness Benefit. If the Contract is owned by a non-natural person, then Contract Owner shall mean Annuitant.

Proceeds Payable on Death

Death of Contract Owner During
the Accumulation Period

Upon the death of the Contract Owner or a Joint Contract Owner during the Accumulation Period, the death benefit will be paid to the Primary Beneficiary designated by the Contract Owner. Upon the death of a Joint Contract Owner, the surviving Joint Contract Owner, if any, will be treated as the Primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a Contingent Beneficiary unless previously changed by Written Request.

A Beneficiary may request that the death benefit be paid under one of the Death Benefit Options below. If the Beneficiary is the spouse of the Contract Owner he or she may elect to continue the Contract at the then current Contract Value (which may be less than the Death Benefit) in his or her own name and exercise all the Contract Owner's rights under the Contract. In the event of the simultaneous death of Joint Contract Owners, death benefits will become payable.

Death Benefit Amount During
the Accumulation Period

Prior to the Contract Owner, the oldest Joint Contract Owner or the Annuitant attaining age 75, the death benefit during the Accumulation Period will be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method; or

3. The Contract Value on the most recent three (3) year Contract Anniversary plus any subsequent Purchase Payments less any subsequent withdrawals including any applicable charges.

After the Contract Owner, the oldest Joint Contract Owner, or the Annuitant attains age 75, the death benefit during the Accumulation Period will be the greater of:

1. The Purchase Payments, less any withdrawals including any applicable charges; or

2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method; or

3. The Contract Value on the most recent three (3) year Contract Anniversary prior to the Contract Owner, or the oldest Joint Contract Owner, or the Annuitant reaching age 75, plus any subsequent Purchase Payments less any subsequent withdrawals, including any applicable charges.

In certain states, the death benefit during the Accumulation Period will be the Contract Value determined and paid as of the end of the Valuation Period during which the Company receives both due proof of death and an election of the payment method.

Contract Owners should consult their Contract for the applicable death benefit provision.

Death Benefit Options During
the Accumulation Period

A Beneficiary who is not the surviving spouse of the Contract Owner must elect the death benefit to be paid under one of the following options in the event of the death of the Contract Owner during the Accumulation Period:

Option 1 - lump sum payment of the death benefit; or

Option 2 - the payment of the entire death benefit within five (5) years of the date of the death of the Contract Owner; or

Option 3 - payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Contract Owner or any Joint Contract Owner.

Any portion of the death benefit not applied under Option 3 within one (1) year of the date of the Contract Owner's death, must be distributed within five (5) years of the date of death.

A Beneficiary who is the surviving spouse of the Contract Owner may elect to continue the Contract in his or her own name, elect a lump sum payment of the death benefit or apply the death benefit to an Annuity Option.

If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments Provision is in effect.

Payment to the Beneficiary, in any form other than a lump sum, may only be elected during the sixty-day period beginning with the date of receipt by the Company of proof of death.

Death of Contract Owner During
the Annuity Period

If the Contract Owner or a Joint Contract Owner, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option elected will continue to be made at least as rapidly as under the method of distribution in effect at such Contract Owner's death. Upon the death of a Contract Owner during the Annuity Period, the Beneficiary becomes the Contract Owner.

Death of Annuitant

Upon the death of the Annuitant, who is not a Contract Owner, during the Accumulation Period, the Contract Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death of the Annuitant, the Contract Owner will become the Annuitant. If the Contract Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Contract Owner and a new Annuitant may not be designated. (See Death of Contract Owner During the Accumulation Period.)

Upon the death of the Annuitant on or after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

Payment of Death Benefit

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1.   a certified death certificate;

2. a certified decree of a court of competent jurisdiction as to the finding of death; or

3.   any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

Beneficiary

The Beneficiary designation in effect on the Issue Date will remain in effect until changed. Unless the Contract Owner provides otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

1. to the Primary Beneficiary(ies) who survive the Contract Owner's and/or the Annuitant's death, as applicable; or if there are none

2. to the Contingent Beneficiary(ies) who survive the Contract Owner's and/or the Annuitant's death, as applicable; or if there are none

3.   to the estate of the Contract Owner.

Beneficiaries may be named irrevocably. In that case a change of Beneficiary requires the consent of any irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

Change of Beneficiary

Subject to the rights of any irrevocable Beneficiary(ies), the Contract Owner may change the Primary Beneficiary(ies) or Contingent Beneficiary(ies). A change must be made by Written Request. The change will take effect as of the date the notice is signed. The Company will not be liable for any payment made or action taken before it records the change.

Annuity Provisions

Annuity Guidelines

Once the Contract reaches the Annuity Date, the following guidelines apply:

1. The Contract Owner may elect to have the Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination Fixed and Variable Annuity. If a combination is elected, the Contract Owner must specify what part of the Contract Value is to be applied to the Fixed and Variable options.

2. The amount applied to an Annuity Option on the Annuity Date, excluding any death benefit proceeds applied to an Annuity Option, is equal to the Contract Value minus any applicable Premium Tax and Annual Contract Maintenance Charge.

3. If the amount to be applied under an Annuity Option is less than $2,000, the Company reserves the right to pay the amount in a lump sum. If any Annuity Payment is less than $100, the Company reserves the right to change the payment basis to equivalent quarterly, semi-annual or annual payments.

4. Contract Owners select an Annuity Date at the Issue Date. Contract Owners may change the Annuity Date at any time prior to the Annuity Date by Written Request 30 days prior to the new Annuity Date. The Annuity Date must be the first day of a calendar month. The Annuity Date cannot be earlier than five years after the Issue Date. The latest permitted Annuity Date is the earlier of: (i) the 90th birthday of the Annuitant or the oldest Joint Annuitant; (ii) the 90th birthday of the Contract Owner or the oldest Joint Owner, or (iii) the latest date permitted under state law.

5. If no Annuity Option has been chosen at least thirty (30) calendar days before the Annuity Date, the Company will make payments to the Annuitant under Option B, with ten (10) years of payments guaranteed. Unless specified otherwise, the then current Contract Value allocation shall determine whether a Fixed Annuity or Variable Annuity, or combination Fixed and Variable Annuity will be provided. Therefore, any amounts in the Separate Account will be applied to a Variable Annuity, and any amounts in the Fixed Account will be applied to a Fixed Annuity. Variable Annuity payments will be based on the Sub-Account(s) selected by the Contract Owner, or on the then current allocation of Contract Value among the Sub-Accounts.

Annuity Payments

The Company will make Annuity Payments beginning on the Annuity Date, provided no death benefit has become payable and the Contract Owner has by Written Request selected an available Annuity Option and payment schedule. Except as otherwise agreed to by the Contract Owner and the Company, Annuity Payments will be payable monthly. The Annuity Option and frequency of Annuity Payments may not be changed by the Contract Owner after Annuity Payments begin. Unless the Contract Owner specifies otherwise, the payee of the Annuity Payments shall be the Annuitant.

If the amount of the Annuity Payment will depend on the Age or sex of the Annuitant, the Company reserves the right to ask for satisfactory proof of the Annuitant's (or Joint Annuitant's, if any) Age and sex. The Company reserves the right to delay Annuity Payments until acceptable proof is received.

The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period. The Company will continue to assess the Mortality and Expense Risk Charge during payment of an Annuity Option that does not involve life contingency even though the Company no longer bears any mortality risk on such payment obligation.

Fixed Annuity

A Fixed Annuity provides for payments which do not fluctuate based on investment performance.

Fixed Annuity payments shall be determined by applying the guaranteed Annuity Purchase Rates set forth in the Fixed Annuity Rate Tables contained in the Contract to the portion of the Contract Value allocated to the Fixed Annuity Option selected by the Contract Owner.

Variable Annuity

A Variable Annuity provides for payments which may fluctuate based on the investment performance of the Sub-Accounts of the Separate Account. Variable Annuity Payments will be based on the Sub-Accounts Annuity Units credited to the Variable Annuity Option.

Annuity Units and Payments

The dollar amount of each Variable Annuity payment depends on the number of Annuity Units credited to that Annuity Option, and the value of those Units. The number of Annuity Units is determined as follows:

1. The number of Annuity Units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Value to be applied to the Sub-Account and the Annuity Purchase Rate by the value of one Annuity Unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the Variable Annuity Rate Tables in the Contract.

2. For each Sub-Account, the amount of each Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit Value on the payment date. The amount of each payment may vary.

Annuity Unit Value

The value of any Annuity Unit for each Sub-Account of the Separate Account was arbitrarily set initially at $10.

The Sub-Account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

1. The Net Investment Factor for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-Account for the immediately preceding Valuation Period.

2. The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Valuation Date. The assumed investment rate is based on an effective annual rate of 4%.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

Annuity Options

The Contract Owner may choose periodic Fixed and/or Variable Annuity Payments under any one of the Annuity Options described below. The Company may consent to other plans of payment before the Annuity Date.

The following Annuity Options are available:

Annuity Option A - Life Income.

Periodic payments will be made as long as the Annuitant lives. Under this option it would be possible for only one (1) Annuity Payment to be made if the Annuitant were to die before the due date of the second Annuity Payment; only two (2) Annuity Payments if the Annuitant were to die before the due date of the third Annuity Payment; and so forth.

Annuity Option B - Life Income with Period Certain.

Periodic payments will be made for a guaranteed period, or as long as the Annuitant lives, whichever is longer. The guaranteed period may be five (5), ten
(10) or twenty (20) years. If the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the guaranteed Annuity Payments remaining commuted and paid in a lump sum.

Annuity Option C - Joint and Last Survivor Payments.

Periodic payments will be made during the joint lifetime of two Annuitants continuing in the same amount during the lifetime of the surviving Annuitant. Under this option it would be possible for only one (1) Annuity Payment to be made if both Annuitants were to die before the due date of the second Annuity Payment; only two (2) Annuity Payments if both Annuitants were to die before the due date of the third Annuity Payment; and so forth.

Annuity Option D - Joint and 2/3 Survivor Annuity.

Periodic payments will be made during the joint lifetime of two Annuitants. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or Units) in effect during the joint lifetime. Under this option it would be possible for only one (1) Annuity Payment to be made if both Annuitants were to die before the due date of the second Annuity Payment; only two (2) Annuity Payments if both Annuitants were to die before the due date of the third Annuity Payment; and so forth.

Annuity Option E - Period Certain.

Periodic payments will be made for a specified period. The specified period must be at least five (5) years and cannot be more than thirty (30) years. If the Contract Owner does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum or as an Annuity Option purchased at the date of such election.

Annuity Option F - Special Income Settlement Agreement.

The Company will pay the proceeds in accordance with terms agreed upon in writing by the Contract Owner and the Company.

Distribution

The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the principal underwriter for the Contract. MML Distributors, LLC ("MML Distributors"), an ultimate subsidiary of MassMutual serves as a principal underwriter for the Contracts. MML Distributors is located at 1414 Main Street, Springfield, MA 01144-1013. MML Investors Services, Inc. ("MMLISI"), an ultimate subsidiary of Massachusetts Mutual Life Insurance Company serves as a co-underwriter for the Contracts. MMLISI is located at 1414 Main Street, Springfield, MA 01144-1013. The principal underwriter and the co-underwriter are registered with the Securities and Exchange Commission as a broker-dealers and are members of the National Association of Securities Dealer, Inc. Commissions and other distribution compensation will be paid by the Company on behalf of the Distributor to selling broker-dealers up to an amount currently equal to 7.00% of Purchase Payments. The Company may, by agreement with the broker/dealer, pay commissions as a trail commission (up to 1.20% of Contract Values beginning in the first Contract Year) or as a combination of commission at the time of the sale and a trail commission. These alternatives could exceed 7.0% of the Purchase Payments.

C.M. Life will accept, by agreement with a limited number of broker-dealers, electronic data transmissions of Application information, along with wire transmittals of initial Purchase Payments from the broker-dealers to the Annuity Service Center for purchase of the Contract. Please contact your broker-dealer representative to receive more information about electronic data transmission of Application information.

It is anticipated that the offering of the Contracts will be continuous.

Performance Measures

C.M. Life may show the performance under the Contracts in the following ways:

Standardized Average Annual Total Return

C.M. Life will show the Standardized Average Annual Total Return for the Sub-Accounts of the Separate Account which have been in existence for more than one year. As prescribed by the rules of the SEC, the Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales charge, the annual contract maintenance charge and all other Fund, Separate Account, and Contract level charges except premium taxes, if any. The annual contract maintenance charge is apportioned among the Sub-Accounts based upon the percentages of inforce Contracts investing in each of the Sub-Accounts.

The Company may choose to show Standardized Average Annual Total Returns based on the inception of the underlying Fund.

Additional Performance Measures

The performance figures discussed in this section are calculated on the basis of the historical performance of the Funds, and may assume the Contracts were in existence prior to January 23, 1996 (which they were not). Beginning January 23, 1996 (inception date), actual Accumulation Unit values are used for the calculations. The difference between the first set of additional performance measures, PERCENTAGE CHANGE and ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the Annual Contract Maintenance Charge, the first set does not. Additional details follow.

ACCUMULATION UNIT VALUES; PERCENTAGE CHANGE AND ANNUALIZED RETURNS. C.M. Life will show the PERCENTAGE CHANGE in the value of an Accumulation Unit for a Sub-Account with respect to one or more periods. The ANNUALIZED RETURN, or average annual change in Accumulation Unit Values, may also be shown with respect to one or more periods. For a one year period, the PERCENTAGE CHANGE and the ANNUALIZED RETURN are effective annual rates of return and are equal. For periods greater than one year, the ANNUALIZED RETURN is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account, the Panorama Series Fund expenses and the Oppenheimer Fund expenses (See Table of Fees and Expenses), the PERCENTAGE CHANGE and ANNUALIZED RETURN also reflect these expenses. These percentages, however, do not reflect the Contract Maintenance Charge and the contingent deferred sales charge or premium taxes (if any), which if included would reduce the percentages reported.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Sub-Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Sub-Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the Annual Contract Maintenance Charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the Annual Contract Maintenance Charge is deducted.


YIELD AND EFFECTIVE YIELD. C.M. Life may also show yield and effective yield figures for the Money Market Sub-Account over a seven-day period, which is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Contract Maintenance Charge, the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields reported.

The performance measures discussed above reflect results of the Funds and are not intended to indicate or predict future performance. For more detailed information see the Statement of Additional Information.

Performance information for the Separate Account Sub-Accounts may be compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.


C.M. Life may also show the application of general mathematical principles in connection with the Contracts.

Tax Status

General

Note: the following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. This discussion is based upon C.M. Life's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws, or of the current interpretation by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


Section 72 of the Code governs taxation of annuities in general. A Contract Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or other non-periodic distribution or as Annuity Payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For Annuity Payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts received equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Contract Owners, Annuitants, and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States Government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Portfolios of the Trust underlying the Contracts will be managed by the Investment Adviser for the Trust in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling would generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity Contract in any calendar year.

Tax Treatment of Assignments

A transfer of ownership, assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to transfer, assign or pledge their Contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of a payee are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the payee, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Special rules limit the ability of a payee to elect no withholding where the payee fails to provide a U.S. residence address or federal taxpayer identification number.

Effective January 1, 1993, certain distributions from Qualified Plans under
Section 401, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: a) distributions for the life or life expectancy of the participant or joint lives or joint life expectancies of the participant and a designated beneficiary; or b) distributions for a specified period of ten (10) years or more; or c) distributions which are required minimum distributions. Payments that are not eligible for rollover remain subject to the withholding rules described in the preceding paragraph.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income.

Penalty Tax

A 10% penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer has become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See Tax Treatment of Withdrawals - Qualified Contracts.)

Qualified Plans

The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contract's administrative procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract rights that may otherwise be available as described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See Tax Treatment of Withdrawals - Qualified Contracts.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See Tax Treatment of Withdrawals - Qualified Contracts.) These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the Plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the Plan complies with all legal requirements applicable to such benefits prior to the transfer of the Contract. Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See Tax Treatment of Withdrawals - Qualified Contracts.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See Tax Treatment of Withdrawals - Qualified Contracts.) These retirement plans may permit the purchaser of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See Tax Treatment of Withdrawals - Qualified Contracts.) These retirement plans may permit the purchaser of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 457 Deferred Compensation ("Section 457") Plans

Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensations. The amount deferred, and any income on such amount, will not be taxable until paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includible compensation, up to $7,500. Includible compensation means earnings for services rendered to the employer which is includible in the employee's gross income, but excluding any contributions under the Section 457 plan, or a Tax-Sheltered Annuity. During the last three (3) years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted. The deferred amounts will be used by the employer to purchase the Contract. The Contract will be issued to the employer, but all Contract Values must be held for the exclusive benefit of the employees under it. The employee has no rights or vested interest in the Contract, and is only entitled to payment in accordance with the Section 457 plan provisions. Present federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other Section 457 plans in certain limited cases.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated

Beneficiary; (d) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he/she has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service. In addition, for calendar years beginning January 1, 1997, withdrawals from IRAs by certain unemployed persons for payment of health insurance premiums are not subject to the tax penalty.

Generally, distributions from a Qualified Plan of a 5% owner or from an IRA must commence no later than April 1 of the calendar year, following the year in which the employee attains age 70 1/2, and from all others in Qualified Plans at the later of age 70 1/2 or when the employee retires. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. In addition, distributions in excess of $160,000 per year may be subject to an additional 15% excise tax unless an exemption applies. For calendar years 1997, 1998 and 1999 the 15% excise tax on excess distributions has been suspended and will be reinstated for calendar years beginning January 1, 2000.

Contracts Owned By Other Than
Natural Persons

Generally, investment earnings on premiums for Contracts will be taxed currently to the Contract Owner if the Owner is a non-natural person, e.g., a corporation, or certain other entities other than tax-qualified trusts. Such Contracts generally will not be treated as annuities for federal income tax purposes.

Additional Information

For further information about the Contract, you may obtain a Statement of Additional Information prepared by C.M. Life.


The Table of Contents of this Statement is as follows:
1. Company
2. Experts
3. Distributors
4. Yield Calculation for Money Market Sub-Account
5. Performance Information
6. Annuity Provisions
7. Financial Statements

This Prospectus sets forth the information about C.M. Multi-Account A that a prospective investor ought to know before investing. Certain additional information about the Separate Account is contained in a Statement of Additional Information dated May 1, 1997 which has been filed with the SEC and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. To obtain a copy, return this request form to the address shown below or telephone 1-800-234-5606.

--------------------------------------------------------------------------------

To:     C.M. Life Insurance Company
        Annuity Products, H305
        P.O. Box 9067
        Springfield, Massachusetts 01101

Please send me a Statement of Additional Information for Panorama Premier

Name
          ------------------------------------------------------
Address
          ------------------------------------------------------

          ------------------------------------------------------
City                               State           Zip
          ------------------------       ---------    ----------
Telephone
          ------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS
                         WITH FLEXIBLE PURCHASE PAYMENTS

                                    issued by

                   C.M. PANORAMA PREMIER SEPARATE ACCOUNT AND
                           C.M. LIFE INSURANCE COMPANY

                                   MAY 1, 1997




This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 1997, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.




For a copy of the prospectus call 1-800-234-5606 or write: C.M. Life Insurance Company, Panorama Premier, Annuity Products, H305, P.O. Box 9067, Springfield, MA 01101.


                                TABLE OF CONTENTS


Company.....................................................................2

Independent Accountants.....................................................2

Assignment of Contract......................................................2

Distributors................................................................3

Performance Measures .......................................................4

Yield and Effective Yield...................................................5

Annuity Provisions..........................................................6

Reports of Independent Accountants and Financial Statements.......final pages


                                     COMPANY

Information regarding the Company and its ownership is contained in the Prospectus.


                             INDEPENDENT ACCOUNTANTS

The audited financial statements of the Panorama Premier segment of C.M. Multi-Account A as of December 31, 1996 and for the year then ended included in this Statement of Additional Information have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statement of statutory financial position of C.M. Life Insurance Company as of December 31, 1996 and the related statutory statements of income, changes in shareholder's equity and cash flows for the year ended December 31, 1996 included in this Statement of Additional Information have been so included in reliance on the report, which includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles, of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statement of statutory financial position of C.M. Life Insurance Company as of December 31, 1995 and the related statutory statements of income, changes in shareholder's equity and cash flows for each of the years in the two year period ended December 31, 1995 included in this Statement of Additional Information have been so included in reliance on the reports of Arthur Andersen, LLP, C.M. Life's former independent accountants, given on the authority of that firm as experts in accounting and auditing.

                             ASSIGNMENT OF CONTRACT

C.M. Life will not be charged with notice of any assignment of a Contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or C.M. Life receives at its Home Office a true copy thereof. C.M. Life assumes no responsibility for the validity of any assignment.

While the Contracts are generally assignable, all non-tax qualified Contracts must carry a non-transferability endorsement which precludes their assignment. For qualified Contracts, the following exceptions and provisions should be noted:
           (1) No person entitled to receive annuity payments under a Contract or part or all of the Contract's value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant's lifetime and received in good order by C.M. Life at its Home Office. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant's or any other person's debts, contracts or engagements, nor to any levy or attachment for payment thereof;
           (2) If an assignment of a Contract is in effect on the maturity date, C.M. Life reserves the right to pay to the assignee in one sum the amount of the Contract's maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant prior to the maturity date, C.M. Life will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the Contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;
           (3) Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

            (4) Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than C.M. Life, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.



                                  DISTRIBUTORS

MML Distributors, LLC ("MML Distributors"), formerly known as Connecticut Mutual Financial Services, LLC, is the distributor of the Contracts. MML Distributors is a limited liability corporation. On March 1, 1996, MML Investors Services, Inc. ("MMLISI") began serving as co-underwriter of the Contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly owned subsidiaries of Massachusetts Mutual Life Insurance Company and affiliates of C.M. Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. Compensation paid to MMLISI in 1996 was $64,000. No compensation was paid to MML Distributors in 1996. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1996, commission payments amounted to $1,780,373.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. ("selling brokers"). Contracts are sold through agents who are licensed by state insurance officials to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington, and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio, and West Virginia.

The offering is on a continuous basis.

PERFORMANCE MEASURES

C.M. Life may show the performance for the Sub Accounts of the Separate Account in the following ways:

                    Standardized Average Annual Total Return
                    ----------------------------------------

C.M. Life will show the "Standardized Average Annual Total Return," formulated as prescribed by the rules of the SEC, for each Sub-Account. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales charge, the Annual Contract Maintenance charge and all other Fund, Separate Account and Contract level charges except premium taxes, if any. The Annual Contract Maintenance charge is apportioned among the Sub-Accounts based upon the percentages of in force Contracts investing in each of the Sub-Accounts. The Company may choose to show Standardized Average Annual Total Returns based on the inception of the underlying Fund.


The following tables show the Standardized Average Annual Total Return for the Sub-Accounts for the period ended December 31, 1996. Since the inception date of the contract was January 23, 1996, only returns since inception are shown. The return is an aggregate total return for the period 1/23/96 - 12/31/96. It reflects the change in unit value and a deduction for contingent deferred sales charge.

Growth Portfolio                                                      10.30%
Total Return Portfolio                                                 0.54%
Oppenheimer Bond Portfolio                                            -3.31%
Oppenheimer Money Portfolio                                           -3.20%
International Equity Portfolio                                         4.10%
LifeSpan Capital Appreciation Portfolio                                9.52%
LifeSpan Balanced Portfolio                                            4.50%
LifeSpan Diversified Income Portfolio                                 -1.97%

                         Additional Performance Measures
                         -------------------------------

The performance figures discussed below, are calculated on the basis of the historical performance of the Funds, and may assume the Contracts were in existence prior to January 23, 1996 (which they were not). Beginning January 23, 1996 (inception date), actual Accumulation Unit values are used for the calculations.

The difference between the first set, ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the Annual Contract Maintenance Charge, whereas the first set does not. Additional details follow.

                  Accumulation Unit Values: Annualized Returns.
                  ---------------------------------------------

C.M. Life will show the ANNUALIZED RETURN, or average annual change in Accumulation Unit values, for one or more periods. For one year, the Annualized Return is the effective annual rate of return. For periods greater than one year, the Annualized Return is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account and Fund expenses (See Table of Fees and Expenses in the Prospectus), the Annualized Returns also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Charge and the
               ---
contingent deferred sales charge or premium taxes (if any), which if included would reduce the percentages reported by C.M. Life.

                    Annualized Accumulation Unit Value Return
                    -----------------------------------------
                           For Periods Ending 12/31/96
                           ---------------------------

Portfolio (Inception)                         1 Year                   3 Years                   5 Years            10 Years
---------------------                         ------                   -------                   -------            --------
Growth (1/21/82)                              17.42%                    16.13%                    15.70%              14.33%
Total Return (9/30/82)                         8.35%                     8.95%                     9.98%              10.76%
Oppenheimer Bond (4/3/85)                      3.33%                     4.85%                     6.16%               7.17%
Oppenheimer Money (4/3/85)*                    3.85%                     3.53%                     2.96%               4.45%
International Equity (5/13/92)                11.60%                     6.64%                        N/A                 N/A
LifeSpan Capital Appreciation (9/1/95)        15.87%                       N/A                        N/A                 N/A
LifeSpan  Balanced (9/1/95)                   11.68%                       N/A                        N/A                 N/A
LifeSpan Diversified Income (9/1/95)           5.23%                       N/A                        N/A                 N/A

*Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Sub-Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Sub-Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the Annual Contract Maintenance Charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the annual Administrative Charge is deducted.

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Performance information for the Sub-Accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

                            YIELD AND EFFECTIVE YIELD

C.M. Life may show yield and effective yield figures for the Money Market Sub-Account. "Yield" refers to the income generated by an investment in the Money Market Sub-Account over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

These figures reflect a deduction for all Fund, Separate Account, and Contract level charges, assuming the Contract remains in force. The figures do not reflect the $30 Annual Contract Maintenance Charge, the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

The 7-Day Yield and Effective Yield for the Money Market Sub-Account for the period ended December 31, 1996 are as follows:

                      7-Day Yield:                    2.93%
                      7-Day Effective Yield:          2.97%

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

                               ANNUITY PROVISIONS

A Variable Annuity is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable Sub-Accounts of the Separate Account. Annuity Payments also depend upon the Age of the Annuitant and any Joint Annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the Annuity Option chosen. The dollar amount of annuity payments after the first is determined as follows;

           1. The dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each Annuity Payment. The number of Annuity Units remains fixed during the Annuity Period.

           2. For each Sub-Account, the fixed number of Annuity Units is multiplied by the Annuity Unit value on each subsequent Annuity Payment date.

           3. The total dollar amount of each Variable Annuity Payment is the sum of all Sub-Account Variable Annuity Payments.

(See "Annuity Provisions" in the Prospectus.)

                   PANORAMA PREMIER HYPOTHETICAL PROJECTIONS

                                    GROWTH
                                    ------
             $10,000 purchase payment made December 31, 1986


                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/87                       $10,000                    $9,856               -1.44%              -1.44%
      12/31/88                       $10,000                   $11,094               12.56%               5.33%
      12/31/89                       $10,000                   $14,827               33.65%              14.03%
      12/31/90                       $10,000                   $13,436                9.39%               7.66%
      12/31/91                       $10,000                   $18,191               35.40%              12.71%
      12/31/92                       $10,000                   $20,106               10.52%              12.34%
      12/31/93                       $10,000                   $24,021               19.47%              13.34%
      12/31/94                       $10,000                   $23,584               -1.82%              11.32%
      12/31/95                       $10,000                   $31,966               35.54%              13.78%
      12/31/96                       $10,000                   $37,506               17.33%              14.13%


                                 TOTAL RETURN
                                 ------------
             $10,000 purchase payment made December 31, 1986



                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/87                       $10,000                   $10,251                2.51%               2.51%
      12/31/88                       $10,000                   $11,255                9.79%               6.09%
      12/31/89                       $10,000                   $13,620               21.01%              10.85%
      12/31/90                       $10,000                   $13,467               -1.12%               7.73%
      12/31/91                       $10,000                   $17,074               26.78%              11.29%
      12/31/92                       $10,000                   $18,493                8.31%              10.79%
      12/31/93                       $10,000                   $21,175               14.50%              11.31%
      12/31/94                       $10,000                   $20,549               -2.96%               9.42%
      12/31/95                       $10,000                   $25,207               22.67%              10.82%
      12/31/96                       $10,000                   $27,281                8.23%              10.56%

                               OPPENHEIMER BOND
                               ----------------
                $10,000 purchase payment made December 31, 1986



                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/87                       $10,000                   $10,052                0.52%               0.52%
      12/31/88                       $10,000                   $10,750                6.95%               3.68%
      12/31/89                       $10,000                   $11,959               11.24%               6.14%
      12/31/90                       $10,000                   $12,669                5.94%               6.09%
      12/31/91                       $10,000                   $14,641               15.56%               7.92%
      12/31/92                       $10,000                   $15,332                4.72%               7.38%
      12/31/93                       $10,000                   $17,060               11.27%               7.93%
      12/31/94                       $10,000                   $16,468               -3.47%               6.43%
      12/31/95                       $10,000                   $18,969               15.19%               7.37%
      12/31/96                       $10,000                   $19,571                3.17%               6.94%

                               OPPENHEIMER MONEY
                               -----------------
             $10,000 purchase payment made December 31, 1986



                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/87                       $10,000                   $10,496                4.96%               4.96%
      12/31/88                       $10,000                   $11,040                5.18%               5.07%
      12/31/89                       $10,000                   $11,874                7.55%               5.89%
      12/31/90                       $10,000                   $12,621                6.29%               5.99%
      12/31/91                       $10,000                   $13,185                4.47%               5.69%
      12/31/92                       $10,000                   $13,481                2.24%               5.10%
      12/31/93                       $10,000                   $13,688                1.54%               4.59%
      12/31/94                       $10,000                   $14,008                2.34%               4.30%
      12/31/95                       $10,000                   $14,565                3.98%               4.27%
      12/31/96                       $10,000                   $15,096                3.65%               4.20%

                             INTERNATIONAL EQUITY
                             --------------------
                $10,000 purchase payment made December 31, 1992



                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/93                       $10,000                   $11,991               19.91%              19.91%
      12/31/94                       $10,000                   $11,919               -0.60%               9.18%
      12/31/95                       $10,000                   $12,968                8.80%               9.05%
      12/31/96                       $10,000                   $14,443               11.37%               9.63%

                         LIFESPAN CAPITAL APPRECIATION
                         -----------------------------
                $10,000 purchase payment made December 31, 1995



                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/96                       $10,000                   $11,557               15.57%              15.57%


                               LIFESPAN BALANCED
                               -----------------
                $10,000 purchase payment made December 31, 1995



                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/96                       $10,000                   $11,138               11.38%              11.38%

                          LIFESPAN DIVERSIFIED INCOME
                          ---------------------------

                $10,000 purchase payment made December 31, 1995



                                                                              Non-Standardized
                        Values prior to current                        -----------------------------------------
                        year's purchase payment                                         One             Average
                        -----------------------                                        Year              Annual
                                  Cumulative               Accumulated                Total               Total
          Date                      Payments                     Value               Return              Return
----------------------------------------------------------------------------------------------------------------
      12/31/96                       $10,000                   $10,493                4.93%               4.93%

Report Of Independent Accountants

To the Contract Owners of the Panorama Premier Segment of C.M. Multi-Account A and the Board of Directors of C.M. Life Insurance Company

We have audited the statement of assets and liabilities of the Panorama Premier segment of C.M. Multi-Account A as of December 31, 1996, and the related statements of operations and changes in net assets for the period January 23, 1996 (date of commencement of operations) to December 31, 1996. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test a basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the underlying investment fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Panorama Premier segment of C.M. Multi-Account A as of December 31, 1996, and the results of its operations and changes in its net assets for the period January 23, 1996 (date of commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.
Springfield, Massachusetts
March 14, 1997

C.M. Multi-Account A - Panorama Premier

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS
Investments, at market (Notes 3A and 3B):
  Panorama Series Fund, Inc.
    Total Return
      8,036,123 shares (Cost $14,552,678)...................................................  $   15,348,994
    Growth
      4,967,692 shares (Cost $13,688,492)...................................................      14,803,722
    International Equity
      2,766,121 shares (Cost $3,425,335)....................................................       3,568,296
    LifeSpan Diversified Income
      2,388,436 shares (Cost $2,521,996)....................................................       2,627,279
    LifeSpan Balanced
      9,404,751 shares (Cost $10,679,933)...................................................      11,097,606
    LifeSpan Capital Appreciation
      8,578,465 shares (Cost $10,268,027)...................................................      10,637,297
                                                                                              --------------
                                                                                                  58,083,194
                                                                                              --------------
  Oppenheimer Variable Account Funds
    Money
      5,444,977 shares (Cost $5,444,977)....................................................       5,444,977
    Bond
      217,921 shares (Cost $2,514,631)......................................................       2,534,427
                                                                                              --------------
                                                                                                   7,979,404
                                                                                              --------------

Dividends receivable........................................................................          10,285

  Total assets..............................................................................      66,072,883
                                                                                              --------------

LIABILITIES
Due to C.M. Life Insurance Company..........................................................          13,394
                                                                                              --------------

NET ASSETS..................................................................................  $   66,059,489
                                                                                              ==============


Net assets consisted of:                                       Units          Unit value        Net assets
                                                               -----          ----------        ----------
 Total Return................................................. 1,416,956         10.831420    $   15,347,645
 Growth....................................................... 1,258,381         11.761149        14,800,006
 International Equity.........................................   320,578         11.123558         3,565,968
 LifeSpan Diversified Income..................................   250,228         10.498529         2,627,026
 LifeSpan Balanced............................................   990,137         11.208195        11,097,649
 LifeSpan Capital Appreciation................................   910,038         11.688219        10,636,723
 Money........................................................   526,970         10.342534         5,450,205
 Bond.........................................................   245,238         10.333908         2,534,267
                                                                                              --------------
                                                                                              $   66,059,489
                                                                                              ==============

                       See Notes to Financial Statements

C.M. Multi-Account A - Panorama Premier

STATEMENT OF OPERATIONS
For the Period January 23, 1996 (Date of Commencement of Operations) through December 31, 1996

                                                                             Sub-Accounts
                                                  ----------------------------------------------------------------------------------

                                                                                            Panorama
                                                    Panorama                 Panorama       LifeSpan       Panorama
                                                      Total     Panorama   International   Diversified     LifeSpan
                                                     Return       Growth      Equity         Income        Balanced
                                                     ------       ------      ------         ------        --------
Investment income
Dividends (Note 3B)...........................  $     70,168  $     42,618  $     8,043  $      17,626  $      26,917
Expenses
Mortality and expense risk fees (Note 4)......       108,269        74,768       16,168         16,441         52,603
                                                ------------  ------------  -----------  -------------  -------------
Net investment income (loss) (Note 3C)........       (38,101)      (32,150)      (8,125)         1,185        (25,686)
                                                ------------  ------------  -----------  -------------  -------------

Net realized and unrealized gain
 on investments
Net realized gain (loss) on investments
 (Notes 3B, 3C and 5).........................       131,669       91,938        (6,326)        39,028          2,632
Change in net unrealized appreciation of
 investments..................................       796,316    1,115,230       142,961        105,283        417,673
                                                ------------  ------------  -----------  -------------  -------------
Net gain on investments.......................       927,985    1,207,168       136,635        144,311        420,305
                                                ------------  ------------  -----------  -------------  -------------
Net increase in net assets
  resulting from operations...................  $    889,884  $ 1,175,018   $   128,510  $     145,496  $     394,619
                                                ============  ===========   ===========  =============  =============

                                                                Sub-Accounts
                                                -------------------------------------------
                                                     Panorama
                                                     LifeSpan
                                                      Capital      Oppenheimer  Oppenheimer
                                                   Appreciation       Money        Bond
                                                   ------------       -----        ----
Investment income
Dividends (Note 3B)...........................   $     27,016    $   139,136    $    66,384
Expenses
Mortality and expense risk fees (Note 4)......         50,195         41,844         12,883
                                                 ------------   ------------    -----------
Net investment income (loss) (Note 3C)........        (23,179)        97,292         53,501
                                                 ------------   ------------    -----------

Net realized and unrealized gain
 on investments
Net realized gain (loss) on investments
 (Notes 3B, 3C and 5).........................         61,983             --          3,730
Change in net unrealized appreciation of
 investments..................................        369,270             --         19,796
                                                 ------------   ------------    -----------
Net gain on investments.......................        431,253             --         23,526
                                                 ------------   ------------    -----------
Net increase in net assets
  resulting from operations...................   $    408,074    $    97,292    $    77,027
                                                 ============   ============    ===========

                       See Notes to Financial Statements

C.M. Multi-Account A - Panorama Premier

STATEMENT OF CHANGES IN NET ASSETS
For the Period January 23, 1996 (Date of Commencement of Operations) through December 31, 1996

                                                                              Sub-Accounts
                                               -------------------------------------------------------------------------
                                                                                            Panorama
                                                   Panorama                   Panorama      LifeSpan         Panorama
                                                     Total       Panorama   International  Diversified       LifeSpan
                                                    Return        Growth       Equity        Income          Balanced
                                                    ------        ------       ------        ------          --------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)...............  $    (38,101)  $    (32,150)  $     (8,125)  $      1,185  $     (25,686)
  Net realized gain (loss) on investments....       131,669         91,938         (6,326)        39,028          2,632
  Change in net unrealized appreciation of
    investments..............................       796,316      1,115,230        142,961        105,283        417,673
                                               ------------   ------------   ------------   ------------  -------------
  Net increase in net assets resulting
    from operations..........................       889,884      1,175,018        128,510        145,496        394,619
                                               ------------   ------------   ------------   ------------  -------------

Capital transactions:
  Net contract payments......................     7,378,546      5,994,148      1,344,434        847,453      5,074,416
  Withdrawal of funds........................      (191,537)      (122,188)        (3,556)       (20,064)      (235,004)
  Transfers between Sub-Accounts and
    C.M. Life Insurance Company..............     7,270,752      7,753,028      2,096,580      1,654,141      5,863,618
                                               ------------   ------------   ------------   ------------  -------------
  Net increase in net assets resulting from
    capital transactions.....................    14,457,761     13,624,988      3,437,458      2,481,530     10,703,030
                                               ------------   ------------   ------------   ------------  -------------
Total increase...............................    15,347,645     14,800,006      3,565,968      2,627,026     11,097,649

NET ASSETS, at beginning of the period.......            --             --             --             --             --
                                               ------------   ------------   ------------   ------------  -------------

NET ASSETS, at end of the year                 $ 15,347,645   $ 14,800,006   $  3,565,968   $  2,627,026  $  11,097,649
                                               ============   ============   ============   ============  =============

                                                               Sub-Accounts
                                               -------------------------------------------
                                                  Panorama
                                                  LifeSpan
                                                   Capital       Oppenheimer   Oppenheimer
                                                Appreciation        Money         Bond
                                                ------------        -----         ----
Increase (decrease) in net assets
Operations:
  Net investment income (loss)...............  $   (23,179)   $     97,292    $    53,501
  Net realized gain (loss) on investments....       61,983              --          3,730
  Change in net unrealized appreciation of
    investments..............................       369,270             --         19,796
                                               ------------   ------------   ------------
  Net increase in net assets resulting
    from operations..........................       408,074         97,292         77,027
                                               ------------   ------------   ------------

Capital transactions:
  Net contract payments......................    4,861,420      38,360,004      1,253,589
  Withdrawal of funds........................    (211,687)        (106,081)       (15,177)
  Transfers between Sub-Accounts and
    C.M. Life Insurance Company..............     5,578,916    (32,901,010)     1,218,828
                                               ------------   ------------   ------------
  Net increase in net assets resulting from
    capital transactions.....................    10,228,649      5,352,913      2,457,240
                                               ------------   ------------   ------------
Total increase...............................    10,636,723      5,450,205      2,534,267

NET ASSETS, at beginning of the period.......            --             --             --
                                               ------------   ------------   ------------

NET ASSETS, at end of the year...............  $ 10,636,723    $ 5,450,205    $ 2,534,267
                                               ============   ============   ============

                       See Notes to Financial Statements

C.M. Multi-Account A - Panorama Premier

Notes To Financial Statements


1.   HISTORY

     C.M. Multi-Account A (the "Separate Account") was established as a separate investment account of C.M. Life Insurance Company ("C.M. Life"). C.M. Life was formerly a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (CML). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). Upon the merger, CML's existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly-owned subsidiary of MassMutual. The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 ("the 1940 Act") and the rules promulgated thereunder.

     C.M. Life maintains two segments within the Separate Account. The segments are Panorama Premier and OFFITBANK. These notes and the financial statements presented herein describe and consist only of the Panorama Premier segment (the "Segment").

2.   INVESTMENT OF THE SEGMENT'S ASSETS

     The Segment maintains eight Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios of two investment companies:
     Panorama Series Fund, Inc. ("Panorama Series") (prior to May 1, 1996 named Connecticut Mutual Financial Services Series Fund I, Inc.), and the Oppenheimer Variable Account Funds. Panorama Series is a series-type mutual fund with six of its portfolios currently available to Panorama Premier contract owners: Total Return, Growth, International Equity, LifeSpan Diversified Income, LifeSpan Balanced and LifeSpan Capital Appreciation. Oppenheimer Variable Account Funds is a series-type mutual fund with two of its portfolios currently available to Panorama Premier contract owners:
     Oppenheimer Money and Oppenheimer Bond. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Series and Oppenheimer Variable Account Funds. Panorama Series and the Oppenheimer Variable Account Funds are registered, open-end, diversified management investment companies registered under the 1940 Act.

     In addition to the eight Sub-Accounts of the Segments assets, a contract owner may also allocate funds to C.M. Life's General Account. Interests in the General Account are registered under the Securities Act of 1933, as amended, but the General Account is not registered under the 1940 Act.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

     A.  Investment Valuation

     The investments in Panorama Series and Oppenheimer Variable Account Funds are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

     B.  Accounting for Investments

     Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

     C.  Federal Income Taxes

     Operations of the Segment form a part of the total operations of C.M. Life, and the Segment is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Segment's investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

     D.  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.    CHARGES

      There are no deductions for sales charges made from purchase payments. However, if a withdrawal is made, a contingent deferred sales charge may be assessed by C.M. Life. Any premium taxes relating to the Contracts may be deducted from the purchase payments or contract value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%.

      There is also an annual contract maintenance fee (currently $30 per Contract), imposed each year for Contract maintenance and related administrative expenses.

      For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account's assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the Separate Account. These charges cover expenses in connection with the administration of the Separate Account and the contracts.

5.    PURCHASES AND SALES OF INVESTMENTS

                                                 Cost of            Proceeds
      For the Year Ended December 31, 1996      Purchases          from Sales
                                                ---------          ----------
      Total Return..........................  $ 17,201,747        $   2,780,738
      Growth................................    15,218,578            1,622,024
      International Equity..................     3,736,243              304,582
      LifeSpan Diversified Income...........     2,831,471              348,503
      LifeSpan Balanced.....................    12,460,367            1,783,066
      LifeSpan Capital Appreciation.........    13,812,367            3,606,323
      Money.................................    24,536,714           19,091,737
      Bond..................................     2,840,396              329,495

6.    DISTRIBUTION AGREEMENTS

      MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A (prior to May 1, 1996, MML Distributors was known as Connecticut Mutual Financial Services, LLC). MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

      Effective March 1, 1996, MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and C.M. Multi-Account A. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

      Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life through MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

                          C.M. LIFE INSURANCE COMPANY





                        STATUTORY FINANCIAL STATEMENTS

                       as of December 31, 1996 and 1995
           and for the years ended December 31, 1996, 1995 and 1994

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statement of financial position of C.M. Life Insurance Company as of December 31, 1996, and the related statutory statements of income, changes in shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not determinable at this time, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the statutory basis of accounting described in Note 1.



COOPERS & LYBRAND, L.L.P.

Springfield, Massachusetts
February 7, 1997

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To C.M. Life Insurance Company:

We have audited the accompanying statutory statement of financial position of C.M. Life Insurance Company (a Connecticut corporation and a wholly-owned subsidiary of Connecticut Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of income, changes in shareholder's equity and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our originally issued report dated February 15, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, present fairly, in all material respects, the financial position of C.M. Life Insurance Company as of December 31, 1995, and the results of its operations, and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles. As described in Note 1 to the financial statements, pursuant to the provisions of Statement of Financial Accounting Standards No. 120 (SFAS No. 120), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, financial statements of mutual life insurance enterprises for periods ending on or before December 31, 1996, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles when presented for comparative purposes with the enterprise's financial statements for periods subsequent to the effective date of SFAS No. 120. Accordingly, our present opinion on the presentation of the 1995 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company as of December 31, 1995, or the results of its operations and it cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the financial statements referred to above do present fairly, in all material respects, the financial position of C.M. Life Insurance Company as of December 31, 1995 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.


ARTHUR ANDERSEN, LLP
Hartford, Connecticut
February 15, 1996
(Except with respect to the matter discussed in Note 1, as to which the date is March 4, 1996)

                          C.M. LIFE INSURANCE COMPANY

                   STATUTORY STATEMENT OF FINANCIAL POSITION



                                                       December 31,

                                                  1996             1995
                                                 ------           ------

                                                 (In Thousands Except for
                                                     Share Information)
Assets:

Bonds                                          $  736,524        $736,099
Preferred stocks                                        -             211
Common stocks                                      55,642          72,361
Mortgage loans                                     33,791          30,716
Policy loans                                      132,942         126,014
Cash and short-term instruments                    63,688          15,069
Investment and insurance amounts receivable        32,783          23,765
Transfer due from separate account                 24,278          22,300
Federal income tax receivable                       7,094               -
Other assets                                           87           1,819
Separate account assets                           779,742         531,432
                                               ----------      ----------

                                               $1,866,571      $1,559,786
                                               ==========      ==========
Liabilities:

Policyholders' reserves and funds              $  907,492        $867,672
Policy claims and other benefits                    3,843           2,086
Payable to parent and affiliates                    9,654          10,823
Federal income taxes                                    -           2,820
Asset valuation reserve                            18,475          15,868
Investment reserves                                 3,329           4,011
Other liabilities                                  34,292          11,875
Separate account reserves and liabilities         779,742         531,432
                                               ----------      ----------

                                                1,756,827       1,446,587
                                               ----------      ----------

Shareholder's equity:

Common stock, $200 par value
 50,000 shares authorized
 12,500 shares issued and outstanding               2,500           2,500
Paid-in capital and contributed surplus            43,759          43,759
Shareholder's equity                               63,485          66,940
                                               ----------      ----------
                                                  109,744         113,199
                                               ----------      ----------
                                               $1,866,571      $1,559,786
                                               ==========      ==========

                 See notes to statutory financial statements.

                          C.M. LIFE INSURANCE COMPANY

                         STATUTORY STATEMENT OF INCOME

                                               Years Ended December 31,

                                                1996      1995       1994
                                               ------    ------     ------

                                                     (In Thousands)

Income:

Premium income                                $314,372  $260,847   $251,176
Net investment and other income                 76,456    84,390     83,354
                                              --------  --------   --------

                                               390,828   345,237    334,530
                                              --------  --------   --------

Benefits and expenses:

Policy benefits and payments                    98,966    58,913     44,033
Addition to policyholders' reserves, funds
 and separate accounts                         210,324   211,403    230,338
Operating expenses                              45,448    32,146     14,786
Commissions                                     24,987    14,092      7,365
State taxes, licenses and fees                   3,247     5,017      4,199
                                              --------  --------   --------
                                               382,972   321,571    300,721
Net gain from operations before federal
 income taxes                                    7,856    23,666     33,809

Federal income taxes                             6,286     9,376     14,249
                                              --------  --------   --------
Net gain from operations                         1,570    14,290     19,560

Net realized capital gain (loss)                   635      (540)    (1,772)
                                              --------  --------   --------

Net income                                    $  2,205  $ 13,750   $ 17,788
                                              ========  ========   ========


                 See notes to statutory financial statements.

                          C.M. LIFE INSURANCE COMPANY

             STATUTORY STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY


                                              Years Ended December 31,

                                              1996       1995       1994
                                             ------     ------     ------

                                                  (In Thousands)


Shareholder's equity, beginning of year     $113,199   $103,837   $ 87,898

Increases (decreases) due to:
Net income                                     2,205     13,750     17,788
Change in asset valuation and investment
  reserves                                    (1,923)    (9,228)      (106)
Change in non-admitted assets                 (2,765)    (1,157)    (1,761)
Net unrealized capital gain (loss)              (972)     5,997         18
                                            --------   --------   --------

                                              (3,455)     9,362     15,939
                                            --------   --------   --------

Shareholder's equity, end of year           $109,744   $113,199   $103,837
                                            ========   ========   ========


               See notes to statutory financial statements.

                          C.M. LIFE INSURANCE COMPANY

                       STATUTORY STATEMENT OF CASH FLOWS

                                                 Years Ended December 31,

                                                1996         1995      1994
                                               ------       ------    ------

                                                       (In Thousands)

Operating activities:

    Net income (loss)                      $   2,205    $  13,750     $  17,788
    Additions to policyholders'
     reserves, funds, and net of transfers
       to separate accounts                   41,578       84,218        68,764
    Net realized capital gain (loss)            (635)         540         1,772
    Change in receivable (payable)
     from parent                              (1,169)       5,711        (3,870)
    Other changes                                409       (6,303)       (3,306)
                                           ---------    ---------     ---------

    Net cash provided by operating
     activities                               42,388       97,916        81,148

Investing activities:
    Loans and purchases of investments      (184,900)    (491,893)     (332,750)
    Sales or maturities of investments
     and receipts from repayment of loans    191,131      406,021       249,038
                                           ---------    ---------     ---------

    Net cash provided by (used in)
     investing activities                      6,231      (85,872)      (83,712)

Financing activities:
     Net cash provided by financing
      activities                                   -            -             -

Increase (decrease) in short-term
 investments                                  48,619       12,044        (2,564)

Cash and short-term investments,
 beginning of year                            15,069        3,025         5,589
                                           ---------    ---------     ---------

Cash and short-term investments,
end of year                                $  63,688    $  15,069     $   3,025
                                           =========    =========     =========


                 See notes to statutory financial statements.

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

   C.M. Life Insurance Company (the Company) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products. The Company is licensed to transact business in all states except New York.

   The accompanying statutory financial statements, except as to form, have been prepared in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut ("statutory accounting practices"), which prior to 1996 were considered to be in conformity with generally accepted accounting principles ("GAAP"). In 1993, the Financial Accounting Standards Board ("FASB") issued interpretation No. 40 ("Fin. 40"), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which clarified that wholly owned stock life insurance subsidiaries of mutual life insurance companies issuing financial statements described as prepared in conformity with GAAP after 1995 are required to apply all applicable GAAP pronouncements in preparing those financial statements. In January 1995, the FASB issued Statement No. 120 ("SFAS 120"), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which among other things, extended the applicability of certain FASB statements to mutual life insurance companies and deferred the effective date of Fin. 40 to financial statements issued or reissued after 1996. As required by generally accepted auditing standards, the opinion expressed by our former independent accountants on the 1995 and 1994 financial statements is different from that expressed in their previous report.

   The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs in connection with acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP would value bonds at fair value and (d) deferred income taxes are not provided for book-tax timing differences whereas GAAP would record deferred income taxes. Management has not yet completed GAAP financial statements, but believes that shareholders' equity based upon GAAP will be higher than shareholder's equity based upon statutory accounting practices.

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

  The following is a description of the Company's current principal accounting policies and practices.

  a. Investments

     Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks at fair value.

     Mortgage loans are valued at principal less unamortized discount.

     Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

     Short-term investments are stated at amortized cost, which approximates fair value.

     In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves, as prescribed and permitted by the Connecticut Insurance Department, stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans.

     The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments. This reserve is amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $425 thousand in 1996 and net realized after tax capital losses of $867 thousand in 1995 and $3,391 thousand in 1994 were transferred to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $37 thousand in 1996, $61 thousand in 1995, and $309 thousand in 1994. In 1996, 1995 and 1994, the Interest Maintenance Reserve resulted in net loss deferral. In accordance with the practices of the National Association of Insurance Commissioners, the balance was recorded as a reduction of shareholder's equity.

     Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholder's equity.

  b. Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contract holders. The assets consist principally of marketable securities reported at fair value. Transfers due from separate account represents the separate account assets in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the statutory statement of income. Reserves for these life and annuity contracts have been established using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions. The Company receives administrative and investment advisory fees from these accounts.

  c. Non-admitted Assets

     Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $6,604 thousand and $3,839 thousand as of December 31, 1996 and 1995, respectively and changes therein are charged directly to shareholder's equity.

  d. Policyholders' Reserves and Funds

     Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 4.0 to 4.5 percent.

     Reserves for single premium deferred annuities are calculated based on the Commissioners' Annuity Reserve Valuation Method utilizing the change in fund method and assuming interest on changes in funds of 7.0%, 8.0% and 7.0% in 1996, 1995 and 1994, respectively. Additional reserves are maintained for contracts where the cash surrender value exceeds the actuarially determined reserve.

     Reserves for policies and contracts considered investment contracts have a carrying value and fair value of $113,670 thousand (fair value is determined by discounted cash flow projections).

  e. Premium and Related Expense Recognition

     Life insurance premium income is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations.

  f. Cash and Short-term Investments

     For purposes of the statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments with a maturity of twelve months or less from the date of purchase to be cash and short-term investments.


2. Federal Income Taxes

   Provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in an effective tax rate which is other than the statutory tax rate.

3. Stockholder's Equity

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory stockholder's equity is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $11,320 thousand of stockholder's equity is available for distribution to shareholders in 1997 without prior regulatory approval.

4. Related Party Transactions

   Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of the agreement were $45,914 thousand, $34,008 thousand and $16,412 thousand in 1996, 1995 and 1994, respectively.

   Effective March, 1996, the Company modified its underwriting agreement with its affiliates, GR Phelps and MassMutual Distributors, whereby the Company will pay all future commissions relating to variable annuity business in exchange for the rights to retain all future policy administration fees and charges.

   The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $4 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

   The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 50% of the premiums on certain universal life policies issued in 1985 and 75% of the premiums with issue dates on or after January 1, 1986. In return Mass Mutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits for the ceded policies are retained by the Company.

   The Company also has a stop-loss agreement with MassMutual, with maximum coverage at $25,000 thousand, under which the Company cedes claims which, in aggregate, exceed $28,080 thousand in 1996, $24,245 thousand in 1995, and $18,348 thousand in 1994. For each of the years, the limit was not exceeded. The Company paid approximately $400 thousand, $602 thousand, and $435 thousand in premiums under the agreement in 1996, 1995 and 1994, respectively.

5. Investments

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

   a. Bonds

      The carrying value and estimated fair value of investments in bonds as of December 31, 1996 and 1995 are as follows:

                                                 December 31, 1996
                                                 -----------------
                                                 Gross         Gross      Estimated
                                    Carrying   Unrealized    Unrealized     Fair
                                      Value      Gains         Losses       Value
                                     --------  ----------    ----------   ---------
                                                    (In Thousands)

      U. S. Treasury Securities      $138,751     $ 2,175      $  964     $139,962
      and Obligations of U.S.
      Government Corporations
      and Agencies

      Debt Securities issued by         3,953          53          22        3,984
      Foreign Governments

      Mortgage-backed securities       37,395         745         725       37,415

      State and local governments      10,263         244         101       10,406

      Industrial securities           509,227      11,643       3,700      517,170

      Utilities                        36,935       1,168         159       37,944
                                     --------     -------      ------     --------

       Total                         $736,524   $  16,028      $5,671    $ 746,881
                                     ========   =========      ======    =========



                                           December 31, 1995
                                           -----------------
                                          Gross       Gross    Estimated
                              Carrying  Unrealized  Unrealized    Fair
                               Value      Gains       Losses     Value
                              --------  ----------  ----------  --------
                                            (In Thousands)
U. S. Treasury Securities     $ 27,817     $ 1,764        $  8  $ 29,573
 and Obligations of U.S.
 Government Corporations
 and Agencies

Debt Securities issued by       11,186         483         295    11,374
 Foreign Governments

Mortgage-backed securities     150,694       7,144         347   157,491

Industrial securities          501,252      21,472         711   522,013

Utilities                       45,150       2,303          16    47,437
                              --------     -------        ----  --------

     Total                    $736,099     $33,166      $1,377  $767,888
                              ========     =======      ======  ========

   The carrying value and estimated fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                Estimated
                                                 Carrying          Fair
                                                  Value            Value
                                                ---------       ---------
                                                     (In Thousands)
   Due in one year or less                       $ 76,698        $ 77,009
   Due after one year through five years          284,200         287,363
   Due after five years through ten years         202,722         206,317
   Due after ten years                             84,515          86,874
                                                 --------        --------
   subtotal                                       648,135         657,563
                                                 --------        --------
   Mortgage-backed securities, including
    securities guaranteed by the U.S. Government   88,389          89,318
                                                 --------        --------

     Total                                       $736,524        $746,881
                                                 ========        ========

Proceeds from sales of investments in bonds were $162,934 thousand during 1996, $380,567 thousand during 1995 and $224,884 thousand during 1994. Gross capital gains of $1,608 thousand in 1996, $3,598 thousand in 1995 and $1,358 thousand in 1994 and gross capital losses of $876 thousand in 1996, $4,658 thousand, in 1995 and $4,439 thousand in 1994 were realized on those sales, a portion of which were included in the Interest Maintenance Reserve. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

b. Stocks

   Common stocks had a cost of $47,195 thousand in 1996 and $64,225 thousand in 1995.

c. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value less valuation reserves held.

d. Other

   The carrying value of investments which were non-income producing for the preceding twelve months was $2,774 thousand at December 31, 1996. The Company had restructured loans with book values of $21,867 thousand and $17,128 thousand at December 31, 1996 and 1995, respectively. The loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $178 thousand in 1996, $171 thousand in 1995 and $183 thousand in 1994.

   It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

6. Portfolio Risk Management

   The Company manages its investment risks to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue financial instruments for trading purposes.

   The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest rates calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1996 and 1995, the Company had swaps with notional amounts of $13,000 thousand. The fair value of these instruments was $103 thousand at December 31, 1996 and $491 thousand at December 31, 1995. During 1996 options (protective puts) were utilized to hedge equity exposures. The net 1996 realized losses from this activity were $837 thousand. The notional amount of options totaled $34,700 thousand as of December 31, 1996.

   During 1994 interest rate futures were acquired to hedge the reinvestment of anticipated proceeds from a bulk mortgage sale. The actual gain of $95 thousand was amortized over the expected term of the assets acquired with the mortgage sale proceeds. No interest rate futures were held as of December 31, 1996 and 1995.

7.  Liquidity

    The withdrawal characteristics of the policyholder's reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1996 are illustrated below:

                                                  (In thousands)
    Total policyholders' reserves and funds and
      separate account liabilities                    $1,687,234
    Not subject to discretionary withdrawal               (1,446)
    Policy loans                                        (132,941)
                                                      ----------
    Subject to discretionary withdrawal               $1,552,847
                                                      ==========

    Total invested assets, including separate
      investment accounts                             $1,802,416
    Policy loans and other invested assets              (216,721)
                                                      ----------
    Readily available marketable instruments          $1,585,695
                                                     ===========

8.  Business Risks and Contingencies

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1996, the Company elected not to admit $1,621 thousand of guaranty fund premium tax offset receivable relating to prior assessments.

    The Company is involved in regulatory proceedings and various litigation in the ordinary course of business. In the opinion of management, the ultimate resolution of such proceedings and litigation will not result in fines or judgments which, in the aggregate, would materially affect the Company's financial position.

9.  Reclassifications

    Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.


10. Affiliated Companies
    The relationship of the Company, its parent and affiliated companies as of December 31, 1996 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    C.M. Assurance Company
    C.M. Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual Holding Company Two, Inc. (Sold in March 1996)
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC

   Subsidiaries of MassMutual Holding Company
   ------------------------------------------
      GR Phelps, Inc.
      MassMutual Holding Trust I
      MassMutual Holding Trust II
      MassMutual Holding MSC, Inc.
      MassMutual International, Inc.
      MassMutual Reinsurance Bermuda (Sold in December 1996)
      MML Investor Services, Inc.
      State House One (Liquidated in December 1996)

      Subsidiaries of MassMutual Holding Trust I
      ------------------------------------------
      Antares Leveraged Capital Corporation
      Charter Oak Capital Management, Inc.
      Cornerstone Real Estate Advisors, Inc.
      DLB Acquisition Corporation
      Oppenheimer Acquisition Corporation - 86.15%

      Subsidiaries of MassMutual Holding Trust II
      -------------------------------------------
      CM Advantage, Inc.
      CM International, Inc.
      CM Property Management, Inc.
      High Yield Management, Inc.
      MMHC Investments, Inc.
      MML Realty Management
      Urban Properties, Inc.
      Westheimer 335 Suites, Inc.


      Subsidiaries of MassMutual International
      ----------------------------------------
      MassLife Seguros de Vida (Argentina) S. A.
      MassMutual International (Bermuda) Ltd.
      Mass Seguros de Vida (Chile) S. A.
      MassMutual International (Luxemburg) S. A.

      MassMutual Holding MSC, Incorporated
      ------------------------------------
      MassMutual/Carlson CBO N. V. - 50%
      MassMutual Corporate Value Limited - 46%

      Affiliates of Massachusetts Mutual Life Insurance Company
      ---------------------------------------------------------
      MML Series Investment Fund
      MassMutual Institutional Funds
      Oppenheimer Value Stock Fund

                                    PART C

                               OTHER INFORMATION

ITEM  24.    FINANCIAL STATEMENTS AND EXHIBITS

        (a)  FINANCIAL STATEMENTS

             Financial Statements Included in Part A
             ---------------------------------------

             Condensed Financial Information

             Financial Statements Included in Part B
             ---------------------------------------

             The Registrant
             --------------
             Report of Independent Accountants
             Statement of Assets and Liabilities as of December 31, 1996. Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the year ended December 31, 1996
             Notes to Financial Statements

             The Depositor
             -------------

             Reports of Independent Accountants
             Statutory Statement of Financial Position as of December 31, 1996 and 1995
             Statutory Statement of Income for the years ended December 31, 1996, 1995 and 1994

             Statutory Statement of Changes in Shareholder's Equity Reserves for the years ended December 31, 1996, 1995 and 1994
             Statutory Statement of Cash Flows for the years ended December 31, 1996, 1995 and 1994
             Notes to Statutory Financial Statements

        (b)  EXHIBITS
             Exhibit 1 Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.*
             Exhibit 2     Not Applicable.

             Exhibit 3     (i) Principal Underwriting Agreement.**

                           (ii) Broker/Dealer Agreement.*

                           (iii) Form of Producer's Agreement.**

                           (iv)  Underwriting and Servicing Agreement.**

             Exhibit 4     Individual Variable Deferred Annuity Contract.**


             Exhibit 5     Application Form.**

             Exhibit 6     (i)  Copy of Articles of Incorporation of the
                           Company.**
                           (ii) Copy of the Bylaws of the Company.**

             Exhibit 7     Not Applicable.

             Exhibit 9     Opinion and Consent of Counsel.**

             Exhibit 10    (i)    Consent of Coopers & Lybrand, L.L.P.,
                                  Independent Accountants.
                           (ii)   Consent of Arthur Andersen, LLP, Independent
                                  Accountants.
                           (iii)  Powers of Attorney.

             Exhibit 11    Not Applicable.

             Exhibit 12    Not Applicable.

             Exhibit 13    Schedule of Computation of Performance.

             Exhibit 14    Financial Data Schedule.

                     * Incorporated by reference to Registrant's
                        Form N-4 filed on August 11, 1994.
                    ** Incorporated by reference to Registrant's
                        Form N-4 filed on August 9, 1995.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                          C.M. LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------


NAME AND POSITION                                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

------------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr., Director,                       Director, President and Chief Executive Officer, C.M. Life, since 1996;
President and Chief Executive Officer                     Executive Vice President and General Counsel, MassMutual, since 1993;
                                                          Senior Vice President and Deputy General Counsel, 1992-1993.
------------------------------------------------------------------------------------------------------------------------------------
John B. Davies, Director                                  Director, C.M. Life, since 1996; Executive Vice President, MassMutual, since 1994; Associate Executive Vice President, 1994-1994; General Agent,
                                                          1982-1993.
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald, Director                            Director, C.M. Life, since 1996; Executive Vice President, Corporate
                                                          Financial Operations, MassMutual, since 1994; Senior Vice President,
                                                          1991-1994.
------------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese, Director and Senior Vice                 Director and Senior Vice President-Investments, C.M. Life, since 1996;
President-Investments                                     Senior Vice President, MassMutual, since 1993; Investment Manager, Aetna
                                                          Life and Casualty and Affiliates, 1979-1993.
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS (other than those who are also Directors):

------------------------------------------------------------------------------------------------------------------------------------
Paul D. Adornato                                          Senior Vice President-Operations, C.M. Life, since 1996; Senior Vice
                                                          President, MassMutual, since 1986.
------------------------------------------------------------------------------------------------------------------------------------
Anne Melissa Dowling                                      Senior Vice President-Large Corporate Marketing, C.M. Life, since 1996;
                                                          Senior Vice President, MassMutual, since 1996; Chief Investment Officer,
                                                          Connecticut Mutual Life Insurance Company, 1994-1996; Senior Vice
                                                          President-International, Travelers Insurance Co., 1987-1993.
------------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford                                           Senior Vice President-Annuity Marketing, C.M. Life, since 1996; Senior
                                                          Vice President, MassMutual, since 1996; Marketing Officer, Connecticut
                                                          Mutual Life Insurance Company, 1989-1996.
------------------------------------------------------------------------------------------------------------------------------------
Isadore Jermyn                                            Senior Vice President and Actuary, C.M. Life, since 1996; Senior
                                                          Vice President and Actuary, MassMutual, since 1995; Vice President and Actuary, 1980-1995.
------------------------------------------------------------------------------------------------------------------------------------
Ann Iseley                                                Treasurer, C.M. Life, since 1996; Vice President and Treasurer,
                                                          MassMutual, since 1996; Chief Financial and Operations Officer,
                                                          Connecticut Mutual Financial Services, 1994-1996; Controller,
                                                          The Mack Company, 1993-1994; Vice President-Finance, Mutual of New York,
                                                          1988-1993.
------------------------------------------------------------------------------------------------------------------------------------
Ann F. Lomeli                                             Secretary, C.M. Life, since 1988; Vice President, Associate Secretary and Associate General Counsel, MassMutual, since 1996; Corporate
                                                          Secretary and Counsel, Connecticut Mutual Life Insurance Company,
                                                          1988-1996.
------------------------------------------------------------------------------------------------------------------------------------


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

                       LIST OF SUBSIDIARIES AND AFFILIATES



1. MassMutual Holding Company, a Delaware corporation, all the stock of which is owned by MassMutual.

2. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

3. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares are owned by MassMutual.

4. MML Bay State Life Insurance Company, a Missouri corporation, all the stock of which is owned by MassMutual.

5. MassMutual of Ireland, Ltd., incorporated in the Republic of Ireland, to operate a group life and health claim office for MassMutual, all of the stock of which is owned by MassMutual.

6. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

7. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

8. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

9.         MML Distributors, LLC, formerly known as Connecticut Mutual
           Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest.

10. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.

11. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

12. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

13. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

14. MML Investors Services, Inc., registered broker-dealer incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Company.

15. G.R. Phelps & Company, Inc., Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company.

16. MassMutual International, Inc., a Delaware corporation that acts as a holding company of and provides services to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.

17. MassLife Seguros de Vida S.A. (Argentina), a life insurance company incorporated in Argentina. MassMutual International Inc. owns 99.99% of the outstanding capital stock of MassLife Seguros de
           Vida S.A.

18. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.

19. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which serves as a holding company for certain investment advisory subsidiaries of MassMutual. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB.

20. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 86% of the capital stock of OAC

21. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company, all of the stock of which is owned by MassMutual Holding Trust I.

22. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

23. MML Realty Management Corporation, a property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.

24. Westheimer 335 Suites, Inc., was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

25. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.

26. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized bond obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

27. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

28. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.

29. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual High Yield Partners LLC. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

30. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

31. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 90% of MassMutual Corporate Value Partners Limited. MassMutual Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

32. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.

33. MassMutual Internacional (Chile) S.A. a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

34. MassMutual International (Luxembourg) S.A. a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

35. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual Holding Company owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

36. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

37. MML Securities Corporation, a Massachusetts securities corporation, all of the stock of which is owned by MML Investors Services, Inc.

38. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation.

39. David L. Babson and Company, Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB Acquisition Corporation.

40. Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

41. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

42. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

43 MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an approximately 90% ownership interest in this company.

44. First Israel Mezzanine Investors, Ltd., an Israeli corporation which operates as managing general partner of First Israel Mezzanine Investors Fund, LP. MassMutual holds a 33% ownership interest in First Israel Mezzanine Investors, Ltd.

45. First Israel Mezzanine Investors Fund, LP, a Delaware limited partnership, of which MassMutual holds a 37.5% ownership interest.

46. MBD Mezzanine Investments, LLC, a Delaware limited liability company, which operates as the participating general partner of First Israel Mezzanine Investors Fund, LP. MassMutual holds a 33% ownership interest in MBD Mezzanine Investments, LLC.

47. Diversified Insurance Services Agency of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

48. Diversified Insurance Services Agency of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

49. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

50. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Ohio that operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.

51. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Texas that operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.

52. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

53. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

54. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.

55. Potomac Babson Incorporated, a Massachusetts corporation, is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

56. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

57. Oppenheimer Value Stock Fund ("OVSF") is a series of Oppenheimer Integrity Funds, a Massachusetts business trust. OVSF is a registered open-end investment company of which MassMutual owns 40% of the outstanding shares of beneficial interest.

58. Oppenheimer Series Fund I Inc., a Maryland corporation and a registered open-end investment company of which MassMutual and its affiliates own approximately 27% of the outstanding shares of beneficial interest.

59. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

60. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

61. Main Street Advisers, Inc., a Delaware corporation, all the stock of which is owned by OppenheimerFunds, Inc.

62. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

63. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.

64. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

65. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

66. MultiSource Service, Inc., a Colorado corporation that operates as a clearing broker, all of the stock of which is owned by OppenheimerFunds, Inc.

67. Centennial Capital Corporation, a former sponsor of unit investment trust incorporated in Delaware, all the stock of which is owned by Centennial Asset Management Corporation.

68.        Compensa Compania Seguros De Vida, a Chilean insurance company.
           Origen Inversiones S.A. owns 99% of the outstanding shares of this company

69. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

70. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

71. The DLB Fund Group, an open-end management investment company, of which MassMutual owns at least 25% of each series.

MassMutual is the investment adviser the following investment companies, and as such may be deemed to control them.

1. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

2. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

3. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares are owned by separate accounts of MassMutual and companies controlled by MassMutual.

4. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares are owned by MassMutual.

5. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation that issued Collateralized Bond Obligations on or about May 1, 1991, which is owned equally by MassMutual interests (MassMutual and MassMutual Holding MSC, Inc.) and Carlson Investment Management Co.

6. MassMutual Corporate Value Partners, Limited, an off-shore unregistered investment company.

7. MassMutual High Yield Partners LLC, a high yield bond fund organized as Delaware limited liability company.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of February 24, 1997, the number of Contract Owners was 1,384.

ITEM 28.  INDEMNIFICATION

The Bylaws of the Company provide that:
       The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable: CONNECTICUT LAW. Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.")
Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or
(iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary or an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

       According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by him in connection with the proceeding, or any appeal therein, IF AND ONLY IF he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

       For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust. Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

       In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that, in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to appropriate.

       Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

       C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

       Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. C.M. Life Insurance Company was not established under Connecticut statute but was instead created by special act of the Connecticut General Assembly. Currently, its charter does not have provisions dealing with indemnification of its directors or officers, therefore the provisions of C.G.S. Section 33-320a currently apply to such indemnification. However, in the event C.M. Life Insurance Company's charter is amended by the Connecticut General Assembly in such a manner which is inconsistent with the statute, the charter would take precedence over C.G.S.
Section 33-320a. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon. The directors and officers may be covered by an errors and omissions insurance policy or other insurance policy. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) MML Distributors, LLC, a wholly-owned subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1) MML Distributors, LLC is the principal underwriter of the Contracts. The following people are officers and directors of the principal underwriter.

                       OFFICERS AND MEMBER REPRESENTATIVES
                              MML DISTRIBUTORS, LLC


Name and Position
with Principal Underwriter                        Principal Business Address
--------------------------                        --------------------------
Kenneth M. Rickson                                One Monarch Place
Member Representative                             1414 Main Street
G.R. Phelps & Co., Inc.                           Springfield, MA  01144-1013

Margaret Sperry                                   1295 State Street
Member Representative                             Springfield, MA  01111-0001
Massachusetts Mutual
Life Insurance Co.

Kenneth M. Rickson                                One Monarch Place
President                                         1414 Main Street
                                                  Springfield, MA 01144-1013

Ronald E. Thomson                                 One Monarch Place
Vice President                                    1414 Main Street
                                                  Springfield, MA 01144-1013

Michael L. Kerley                                 One Monarch Place
Vice President                                    1414 Main Street
Chief Legal Officer                               Springfield, MA 01144-1013
Assistant Secretary

John O'Connor                                     One Monarch Place
Vice President                                    1414 Main Street
                                                  Springfield, MA 01144-1013

Robert S. Rosenthal                               One Monarch Place
Compliance Officer                                1414 Main Street
                                                  Springfield, MA 01144-1013

James T. Birchall                                 One Monarch Place
Treasurer                                         1414 Main Street
                                                  Springfield, MA 01144-1013

Bruce C. Frisbie                                  1295 State Street
Assistant Treasurer                               Springfield, MA 01111-0001

Raymond W. Anderson                               140 Garden Street
Assistant Treasurer                               Hartford, CT 01654

Ann F. Lomeli                                     1295 State Street
Secretary                                         Springfield, MA 01111-0001


      (b)(2) MML Investors Services, Inc. is the co-underwriter of the Contracts. The following people are the officers and directors of the co-underwriter.

                          MML INVESTORS SERVICES, INC.
                       OFFICERS AND DIRECTORS



Name and Position
with Co-Underwriter                           Principal Business Address
-------------------                           --------------------------
Kenneth M. Rickson                            One Monarch Place
President and Chief                           1414 Main Street
Operating Officer                             Springfield, MA 01144-1013

Michael L. Kerley                             One Monarch Place
Second Vice President                         1414 Main Street
Chief Legal Officer                           Springfield, MA 01144-1013
Assistant Secretary

Ronald E. Thomson                             One Monarch Place
Treasurer and Second                          1414 Main Street
Vice President                                Springfield, MA 01144-1013

Thomas J. Finnegan, Jr.                       1295 State Street
Secretary/Clerk                               Springfield, MA 01111

Marilyn A. Sponzo                             One Monarch Place
Assistant Secretary                           1414 Main Street
                                              Springfield, MA 01144-1013

John E. Forrest                               One Monarch Place
Second Vice President                         1414 Main Street
National Sales Director                       Springfield, MA 01144-1013

Eileen D. Leo                                 One Monarch Place
Assistant Treasurer                           1414 Main Street
                                              Springfield, MA 01103-1013

William Bartol                                One Monarch Place
Compliance Officer                            1414 Main Street
                                              Springfield, MA 01144-1013

Robert S. Rosenthal                           One Monarch Place
Compliance Officer                            1414 Main Street
                                              Springfield, MA 01144-1013

Trudy A. Fearon                               One Monarch Place
Sr. Registered Options Principal              1414 Main Street
                                              Springfield, MA 01144-1013

Dennis L. Reyhons                             1295 State Street
Regional Supervisor/South                     Springfield, MA 01111

Nicholas J. Orphan                            245 Peach Tree Center Ave.
Regional Supervisor/South                     Suite 2330
                                              Atlanta, GA 30303

                         MML INVESTORS SERVICES, INC.                     Page 2
                          OFFICERS AND DIRECTORS



Name and Position
with Co-Underwriter                            Principal Business Address
-------------------                            --------------------------
William L. Tindall                             1295 State Street
Chief Pension Management                       Springfield, MA 01111
Field Force Supervisor

Robert W. Kumming                              1295 State Street
Regional Pension Management                    Springfield, MA 01111
Supervisor (East/Central)

Peter J. Zummo                                 1295 State Street
Regional Pension Management                    Springfield, MA 01111
Supervisor (South/West)

Bruce Lukowiak                                 6263 North Scottsdale Rd.
Regional Supervisor/West                       Suite 222
                                               Scottsdale, AZ 85250

Robert Burke                                   One Lincoln Centre
Regional Supervisor/Central                    Suite 1490
                                               Oak Brook Terrace, IL
                                               60181-4271

Lawrence V. Burkett                            1295 State Street
Chairman of the Board                          Springfield, MA 01111
of Directors

Peter Cuozzo, CLU, ChFC                        1295 State Street
Director                                       Springfield, MA 01111

John B. Davies                                 1295 State Street
Director                                       Springfield, MA 01111

Daniel J. Fitzgerald                           1295 State Street
Director                                       Springfield, MA 01111

Maureen R. Ford                                140 Garden Street
Director                                       Hartford, CT 01654

Gary T. Huffman                                1295 State Street
Director                                       Springfield, MA 01111

Isadore Jermyn, FIA, ASA                       1295 State Street
Director                                       Springfield, MA 01111

Susan Alfano                                   1295 State Street
Director                                       Springfield, MA 01111

Anne Melissa Dowling                           140 Garden Street
Director                                       Hartford, CT 01654


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

C.M. Life Insurance Company at 140 Garden Street, Hartford, Connecticut
06154 has possession of the accounts, books or documents of the Separate Account required to be maintained by

Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES Not Applicable.


ITEM 32. UNDERTAKINGS

         a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.


         b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

         c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

         d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment No. 2 to Registration Statement No. 33-61679 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 1997.


           C.M. MULTI-ACCOUNT A

           C.M. LIFE INSURANCE COMPANY
           (Depositor)


           By: /s/ Lawrence V. Burkett, Jr.*
               -------------------------------------------------
               Lawrence V. Burkett, Jr., President and Chief Executive Officer C.M. Life Insurance Company


/s/ Richard M. Howe   On April 21, 1997, as Attorney-in-Fact pursuant to
--------------------  powers of attorney filed herewith.
*Richard M. Howe

           As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement No. 33-61679 has been signed by the following persons in the capacities and on the duties indicated.


     Signature                                     Title                                          Date
     ---------                                     -----                                          ----

/s/ Lawrence V. Burkett, Jr.*             President, Chief Executive                         April 21, 1997
-----------------------------             and Director
Lawrence V. Burkett, Jr.


/s/ Ann Iseley*                           Treasurer (Principal Financial                     April 21, 1997
------------------------------            Officer)
Ann Iseley


/s/ John Miller, Jr.*                     Second Vice President and Comptroller              April 21, 1997
-------------------------------           (Principal Accounting Officer)
John Miller, Jr.


/s/ John B. Davies*                       Director                                           April 21, 1997
----------------------
John B. Davies


/s/ Daniel F. Fitzgerald*                 Director                                           April 21, 1997
----------------------------
Daniel F. Fitzgerald


/s/ Stuart H. Reese*                      Director                                            April 21, 1997
--------------------------------
Stuart H. Reese



/s/ Richard M. Howe      On April 21, 1997, as Attorney-in-Fact pursuant to
----------------------   powers of attorney filed herewith.
*Richard M. Howe


EXHIBIT         INDEX TO EXHIBITS
-------         -----------------
10   (i)        Consent of Coopers & Lybrand, L.L.P., Independent Accountants.
     (ii)       Consent of Arthur Andersen, LLP, Independent Accountants
     (iii)      Powers of Attorney.
13              Schedule of Computation of Performance.
14              Financial Data Schedule.